UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09094

Leuthold Funds, Inc.
 (Exact name of registrant as specified in charter)

33 S. Sixth Street, Suite 4600, Minneapolis, MN 55402
 (Address of principal executive offices) (Zip code)

John Mueller
Leuthold Weeden Capital Management
33 S. Sixth Street, Suite 4600, Minneapolis, MN 55402
 (Name and address of agent for service)

612-332-9141
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2016

Date of reporting period:  September 30, 2016

Item 1. Reports to Stockholders.

Annual Report
September 30, 2016

The Leuthold Funds

Leuthold Core Investment Fund
Retail Class Shares    LCORX
Institutional Class Shares    LCRIX

Leuthold Global Fund
Retail Class Shares    GLBLX
Institutional Class Shares    GLBIX

Leuthold Select Industries Fund    LSLTX

Leuthold Global Industries Fund
Retail Class Shares    LGINX
Institutional Class Shares    LGIIX

Grizzly Short Fund    GRZZX

The Leuthold Funds

Table of Contents

The Leuthold Funds

Dear Fellow Shareholders:

One year ago, Fed tightening was the main theme. The markets went on a roller-coaster ride as expectations for a Fed hike changed from month-to-month. A sizable bounce occurred in October, which helped U.S. equity markets reverse 2015’s late-summer losses. Stocks rose across all market caps during the last three months of 2015, but U.S. Large Caps benefited the most.

A V-shaped stock market plunge and recovery occurred in the first three months of 2016, leaving many major indexes essentially unchanged for the period. Obscured within the negligible market performance were noteworthy reversals in several market-related dynamics; oil rallied more than 40% from historic lows, the dollar weakened, and Emerging Markets turned around persistent underperformance versus their Developed Market counterparts.

At its worst level on February 11th, the MSCI All Country World Index (ACWI) had fallen 20.2% from its July 2015 high—a decline that some commentators label as an officially concluded global cyclical bear market. We disagree. U.S. stocks comprise such a dominant share of global stock market capitalization (roughly 50%) that we believe any bear market worth its salt must inflict at least 20–25% losses upon major indexes like the Dow Jones Industrial Average (DJIA) and S&P 500. From May 2015 market highs, to February 2016 lows, neither of those Large Cap indexes had fallen even as much as 15%. The decline to February 11th market lows is one of the costliest declines in history not to have reached bear-market status. Instead, we classify all of the action since May 2015 as a complex extension of the topping process in an historic cyclical bull market that dates back to March 2009. The move since February is not a “new” bull market.

In April 2016, our market posture improved from bearish to bullish, following almost ten months in which the work resided in either neutral or negative territory. When our work originally turned negative in mid-2015, we expected the next bullish reading would be driven by a major downward revision in Large Cap valuations. In retrospect, our bear market call proved more valuable to Small Cap investors: the Russell 2000 suffered a 26% plunge between August 2015 and mid-February 2016, while the S&P 500 muddled through with a routine correction of only -14%. That relatively moderate S&P 500 decline did little to restore the long-term investment appeal of Large Cap U.S. equities. Our move back to a bullish stance in April was instead driven by the momentum of the market itself; Large Cap stocks never got cheap.

We boosted tactical portfolios’  equity exposure twice last spring, fully cognizant that it wasn’t a “textbook”  time to do so: the bull market was very mature—entering its eighth year; the S&P 500 was trading at 24x trailing GAAP EPS; unemployment was below 5%; and speculation over Fed tightening had finally shifted from “if ” to “when.” Yet, since then, breadth underlying the upswing has been impressive, and stronger than that observed during any other rally leg since 2013, raising the odds of additional gains. August 2016’s new all-time high in the S&P 500, and new highs in September for the S&P MidCap 400, S&P Small Cap 600, and their respective daily-breadth indexes, portray a stock market that is, for the most part, “in gear” on the upside.

The Leuthold Funds - 2016 Annual Report	1

The picture, however, hasn’t been so convincing from a leadership perspective. There has been a large degree of internal market “fracturing”  despite a superficial high in blue-chip stocks. (As incredible as the market’s recent seven-month rebound has been, the S&P 500 is less than 3% above the May 2015 peak.) Through September 6th, only a handful of a lengthy list of market measures had delivered double-digit gains since the May 2015 high, and all are groups that an equity manager might categorize as  “cash surrogates”: Dow Jones Utilities (+15.5%), Consumer Staples (+10.8%), and more broadly, low volatility stocks (+12.5%)—not the customary consumer Cyclicals and high beta bull market leaders. However, in the span of less than two months, through October 24, 2016, this “cash surrogate”  leadership has reversed and, of those prior leaders, only the Dow Jones Utilities index has upheld its double-digit gain. The Information Technology sector has since gained 270 basis points to join the double-digit ranks (+11.7%), while high beta has improved by 60 basis points—not yet a forceful rally, but it’s a promising sign for active managers.

Performance since “Old” Bull Market High of May 21, 2015 (through September 6, 2016)

US STOCK INDEXES	% GAIN/LOSS
Dow Jones Industrials	1.4%
Dow Jones Transports	-7.0
Dow Jones Utilities	15.5
S&P 500	2.6
S&P MidCap 400	2.2
Russell 2000	-0.3
NYSE Composite	-3.1
NYSE Financials	-6.4
NASDAQ Composite	3.6
Russell 1000 Growth	3.0
Russell 1000 Value	0.8
S&P 500 High Beta Index	-8.5
S&P 500 Low Volatility Index	12.2
S&P 500 Dividend Aristocrats	8.7

S&P 500 SECTORS
Consumer Discretionary	5.1%
Consumer Staples	10.8
Energy	-11.9
Financials	-1.3
Health Care	-3.0
Industrials	3.3
Information Technology	9.0
Materials	-4.1
Telecom Services	9.9
Utilities	12.2

WORLD STOCKS (in USD)
MSCI AC World Index	-4.3%
MSCI AC World Ex USA	-10.8
MSCI World Index	-3.6
MSCI World Ex USA	-11.0
MSCI World Small Caps	-0.6
MSCI Emerging Markets	-10.6
MSCI Frontier Markets	-16.8

© 2016 The Leuthold Group

Performance of Key Indexes since “Old” Bull Market High of May 21, 2015 (through October 24, 2016)
US STOCK INDEXES	% GAIN/LOSS
Dow Jones Industrials	-0.3%
Dow Jones Transports	-5.8
Dow Jones Utilities	11.6
S&P 500	1.0
S&P MidCap 400	-0.5
Russell 2000	-2.4
Russell MidCap Index	-4.0
NYSE Composite	-5.8
NYSE Financials	-8.0
NASDAQ Composite	4.3
Value Line Arithmetic	-0.1
Russell 1000 Growth	1.9
Russell 1000 Value	-1.5
S&P 500 High Beta Index	-7.9
S&P 500 Low Volatility Index	7.0
S&P 500 Dividend Aristocrats	2.6

S&P 500 SECTORS
Consumer Discretionary	4.3%
Consumer Staples	6.3
Energy	-11.9
Financials	-2.0
Health Care	-7.2
Industrials	0.6
Information Technology	11.7
Materials	-7.6
Telecom Services	-0.9
Utilities	8.5

WORLD STOCKS (in USD)
MSCI AC World Index	-6.3%
MSCI AC World Ex USA	-13.1
MSCI World Index	-5.8
MSCI World Ex USA	-13.9
MSCI World Small Caps	-3.3
MSCI EAFE	-14.1
MSCI Emerging Markets	-11.1
MSCI Frontier Markets	-15.8

© 2016 The Leuthold Group

Arrows highlight double-digit gains.

2	The Leuthold Funds - 2016 Annual Report

Through the year, global equity markets have effectively fought the headwinds presented by continuously changing Fed policy, volatile commodity markets, and to top it off, the surprising Brexit vote. But with defensive groups and commodities having led the year’s market advance, many participants, including us, have been seriously challenged. Both our domestic and global long-equity strategies, as well as our tactical portfolios, have substantially underperformed their benchmarks for the fiscal year ended September 30, 2016; our short-only strategy had mixed results, outperforming its peer-fund category average, but underperforming the index benchmarks.

Although our quantitative analysis now sits in the bull camp, we’re hard-pressed to make a mathematical case for owning stocks on a longer, cyclical horizon (two-to-four years). We’ve chronicled the market’s valuation risks each month for over two years, and the 2016-to-date bounce has elevated many Large Cap valuations back to old-cycle highs (or higher). In fact, the median S&P 500 stock is now trading at a level higher than at the last four bull-market peaks.

Nonetheless, the balance of our work suggests the market still holds some appeal. Besides two-dozen valuation inputs, our models incorporate many other measures, such as those related to Fed policy, inflation pressures, earnings momentum, investor sentiment, and the breadth and leadership of the stock market itself. The recent readings are within a zone we’d consider “moderately bullish,”  and our tactical portfolios are therefore positioned with unhedged equity exposure of 63-64%, on the high end of the prescribed range of 30–70% (through September 30, 2016). We would not be surprised to see U.S. market valuations expand further before the bull market tops out.

Herein, we examine investment allocations and portfolio characteristics that materially influenced the performance of each Leuthold Fund strategy during the fiscal year ended September 30, 2016.

The Leuthold Funds - 2016 Annual Report	3

ANNUAL PERFORMANCE REVIEW

Leuthold Core Investment Fund
For the first six months of the fiscal year, our market outlook fluctuated between negative and neutral, and net equity exposure was thereby contained within a band of 35–43%. This defense cushioned the Fund as the market plunged from January to mid-February, but it curbed gains during the sudden reversal from February lows. With the winter rebound, underlying market data improved appreciably and in mid-April our quantitative market analysis was upgraded to positive. This prompted the elimination of the equity hedge, increasing equities up to 54% by the end of May. Other than a quick about-face back to neutral following the late-June Brexit vote, the Fund maintained a bullish stance the rest of the fiscal year, ending September with equity exposure at 63%.

For the fiscal year ended September 30, 2016, the Leuthold Core Investment Fund posted a small total return of +1.76% (retail share class), underperforming the +5.82% total return of the Morningstar Tactical Allocation average by a spread of about 4%. In contrast, those exposed to a fully-invested index fund typically experienced much more impressive results, as represented by the +15.43% total return of the S&P 500.

Within our Leuthold Core Investment Fund, the main detractor to underperformance was the U.S.-traded long-stock allocation, which substantially trailed the benchmark S&P 500 and its peer-fund average. This is a reversal from the experience of last fiscal year, when this position outperformed the market by a considerable margin. The volatile macro environment, and a preference for safety and low volatility, impeded our stock portfolio that was heavy in Cyclicals and Health Care, and light on defensive areas. This equity exposure provided a +3.35% total return for the twelve months ended September 30, 2016, versus the S&P 500’s +15.43% return. Performance details related to this exposure can be found in the Leuthold Select Industries Fund section.

A separate, but smaller, long-stock allocation is Emerging Market (EM) Equities. Foreign markets, both Emerging and Developed, underwent a robust turnaround over the last twelve months; the MSCI Emerging Market Index produced a total return of +17.21%, while the MSCI ACWI finished with a total return of +12.60%. In comparison, our particular EM holdings had a competitive total return of +14.79% during that time—it was the best performing portfolio allocation. Despite the compelling results, due to its small share of portfolio assets (fiscal year average position of 3.53%), this very long-term EM play (15+ years) had a negligible contribution to the return of +0.42%.

•
Taiwan and China were the two most constructive EM country exposures with a combined contribution of +5.4%. Brazil, Indonesia, and South Korea—three of the biggest detractors last year—staged big turnarounds and contributed +5.1% to performance, collectively. South Africa, Malaysia, Thailand, and India added another +3.2% to return.

•	Hong Kong and Poland were the only detractors to the portfolio’s EM performance, with a nominal return of -0.46%, combined.

•
Sector concentrations (and underlying industry groups) that produced the strongest gains among our EM holdings were Information Technology (Internet Software & Services, Computers & Peripherals, Electronic Equipment); Consumer Discretionary (Automobiles, Auto Components); and Consumer Staples (Packaged Foods & Meats).

•
The largest industry group detractors to our EM performance were Life & Health Insurance, Airlines, Mid/Small Pharmaceuticals, Property & Casualty Insurance, and Independent Power Producers, with a pooled return of about -3%.

4	The Leuthold Funds - 2016 Annual Report

The Fund’s Equity Hedge was maintained as a relatively sizable allocation from October through March (average weight 15%). As our market stance improved in following months, the position was trimmed and there has been no hedge employed since mid-July. Impressive gains accumulated by this hedge from December 2015 into February 2016 were forfeited with the sharp market rebound following February lows. This was the portfolio’s worst performing allocation overall. Due to being scaled back and fully eliminated during the second half of the year, its negative effect on total return was contained to just -0.57%.

Fixed Income is determined by a top-down tactical allocation framework. A multi-factor model is employed to first evaluate “risk”  and assess whether lower-risk vehicles, such as Developed Market government securities, or higher-risk vehicles (credits) should be favored. The lower-risk category includes nominal and inflation-linked government securities, whereas the higher-risk segment contains vehicles across a range of credit classes.

In an atmosphere of artificially low interest rates, we remained underweight Fixed Income through the year, and held very short duration. Considering the substantial risk, we don’t see any reason to be aggressive in this space. Over the last twelve months, Fixed Income averaged 19% of assets, not unlike the prior four fiscal years; this is below our normal guideline minimum of 30%. We continue to view the overall allocation as a shock absorber to unforeseen equity jolts.

As a means of diversification during the year, Fixed Income assets were distributed across a range of securities with varying risk profiles, including government securities and credits. As with last year, the largest single allocation was Developed Market Sovereign Debt at an 11.1% average weight; among the various Fixed Income exposures, this was the most additive with a contribution to return of about +0.80%. Quality Corporate Bonds was the next largest position (4.2% average weight), followed by MBS Bond Funds (2.5% average weight), and Municipal Bonds (0.5% average weight). Combined, these three contributed +0.42% to return. Emerging Market Sovereign Debt was purchased in April and held through fiscal year end (0.9% average weight). TIPS had a fleeting two-month presence (0.3% average weight, May-June), and High Yield Bonds were bought during the last month, September 2016, with a weight of 0.9%. Due to either a trivial weight and/or short holding period, the latter three allocations had no effect on the year’s results.

Leuthold Global Fund
This is the global equivalent of the Leuthold Core Investment Fund. It follows the same macro analysis of stock market risk. As a result, the two Funds will make parallel moves when it comes to major defensive or offensive asset allocation modifications.

Our market analysis swung between negative and neutral during the first six months of the fiscal year, and net equity exposure was thereby contained within a band of 35–49%. This defense cushioned the Fund as the market plunged from January to mid-February, but it curbed gains during the sudden reversal from February lows. With the winter rebound, underlying market data improved appreciably and in mid-April our quantitative market analysis was upgraded to positive. This prompted the elimination of the equity hedge, increasing equities up to 55% by the end of May. Other than a quick about-face to neutral following the late-June Brexit vote, the Fund maintained a bullish stance the rest of the fiscal year, ending September with equity exposure at 64%.

For the fiscal year ended September 30, 2016, the Leuthold Global Fund produced a small total return of +1.89% (retail share class), trailing the Morningstar World Allocation average of +8.03% total return and the all-equity MSCI All Country World Index (ACWI) total return of +12.60%.

The Leuthold Funds - 2016 Annual Report	5

Despite strong outperformance by both domestic and foreign stocks, the main detractor to the Leuthold Global Fund’s fiscal year underperformance was its long-stock exposure. The allocation, heavy in Cyclicals, Financials, and Industrials, considerably lagged the benchmark and its peer-fund average. Defensive groups and commodities led global-stock gains; these are areas in which the Fund’s equity allocation had a dearth of supply. This holding provided a total return of +4.35% for the twelve months ended September 30, 2016, trailing the +12.60% total return of the MSCI ACWI by a wide margin. Performance details related to this exposure can be found in the Leuthold Global Industries Fund section.

The Fund’s Equity Hedge was maintained as a relatively-sizable allocation from October through March (average weight 16%). As our market stance improved in following months, the position was trimmed and there has been no hedge employed since July. Solid gains accumulated by this hedge from December 2015 into February 2016 were forfeited with the sharp market rebound following February lows. This was the portfolio’s worst performing allocation overall, yet due to being scaled back and fully eliminated during the second half of the year, its negative effect on total return was contained to -0.82%.

Fixed Income is determined by a top-down tactical allocation framework. A multi-factor model is employed to first evaluate “risk”  and assess whether lower-risk vehicles, such as Developed Market government securities, or higher-risk vehicles (credits) should be favored. The lower-risk category includes nominal and inflation-linked government securities, whereas the higher-risk segment contains vehicles across a range of credit classes.

In an atmosphere of artificially low interest rates, we remained underweight Fixed Income through the year and held very short duration. Considering the substantial risk, we don’t see any reason to be aggressive in this space. Over the last twelve months, Fixed Income securities averaged 24% of assets, somewhat higher than the 20% average of the prior four fiscal years; however, this is below our normal guideline minimum of 30%. We continue to view the overall allocation as a shock absorber to unforeseen equity jolts.

As a means of diversification during the year, Fixed Income assets were distributed across a range of securities with varying risk profiles, including government securities and credits. As with last year, the largest single allocation was Developed Market Sovereign Debt at a 12.4% average weight; among the various Fixed Income exposures, this was the most additive with a contribution to return of +0.94%. Other full-year holdings included Quality Corporate Bonds (5.9% average weight), MBS Bond Funds (3.1% average weight), and Municipal Bonds (0.7% average weight). Combined, those three contributed +0.62% to return. Emerging Market Sovereign Debt was purchased in April and held through fiscal year end (1.0% average weight). TIPS had a fleeting two-month presence (0.3% average weight, May-June), and High Yield Bonds were bought during the last month, September 2016, with a weight of 1.0%. Due to either a trivial weight and/or short holding period, the latter three allocations had no effect on the year’s results.

Leuthold Select Industries Fund
This fully-invested U.S.-traded stock portfolio had a disappointing total return of +2.09% for the fiscal year ended September 30, 2016. This compares to exceptionally strong results from the Morningstar Mid Cap Blend category (representing peer funds), and the S&P 500 broad-market index, with total returns of +10.55% and +15.43%, respectively. In contrast to the previous fiscal year when the effectiveness of the Fund’s strategy was demonstrated with solid outperformance, the latest year’s results show that volatile market environments are prone to destabilize leadership trends, which is not favorable for the Fund’s concentrated industry-group structure.

6	The Leuthold Funds - 2016 Annual Report

On a monthly basis, the Leuthold Select Industries Fund underperformed both the Morningstar Mid Cap Blend average and the S&P 500 in eight of the months by cumulative spreads of -1,060 and -1,495 basis points, respectively. The Fund’s handful of outperforming months equated to relatively small positive spreads versus the two benchmarks of just under 300 basis points apiece—not enough to make a dent in the cumulative-negative spreads of the Fund’s laggard months.

The Fund’s heaviest equity-sector concentrations in the previous two fiscal years (2013–14 and 2014–15) were again the largest weights, on average, for the 2015-16 fiscal year. Information Technology, Consumer Discretionary, Health Care, and Industrials held the top four spots. Over the course of the year, Information Technology rose from an underweight 14% of assets to a big 29% overweight as of fiscal year end; Industrials exposure was also on the rise all year, moving from a 14% weight in October 2015, to over 21% at fiscal year end. Financials and Health Care, each of which declined from a high weighting of 24%, down to 4% and 10%, respectively, were the most noteworthy sector-weight reductions.

Underperformance by the Fund is largely explained by exposure to groups from Consumer Discretionary, Energy, Health Care, and Consumer Staples, as these combined holdings resulted in a negative contribution to return of -4.52%. This was 1,056 basis points behind the collective +6.04% return contribution of the corresponding S&P 500 sector compositions. The Fund’s Materials and Utilities exposures had a small combined contribution of +0.51%, versus the associated S&P 500 sectors’  +1.26% return contribution. S&P 500 Telecom Services sector provided an additional +0.72% to its return, whereas the Select Industries Fund had no exposure there. Information Technology, Industrials and, to a lesser degree, Financials, were the most positive contributors to Fund return at +7.44%, soundly outperforming the corresponding S&P 500 sectors’  mutual contribution to return of +3.05%.

The majority of the Fund’s strongest returns at the industry-group level were members of the Information Technology sector: IT Consulting, Data Processing & Outsourced Services, Home Entertainment Software, Semiconductor Equipment, Technology Distributors, and Electronic Manufacturing Services. Rounding out the list of the most-additive industry exposures for the Fund were Aerospace & Defense, Advertising, Building Products, Insurance Brokers, Property & Casualty Insurance, and Reinsurance. Each of these portfolio concentrations outperformed the corresponding S&P 500 industry group results.

Three industry groups materially detracted from the Fund’s return: Oil & Gas Refining, Homebuilding, and Regional Banks (contribution to return of -3.50% collectively). Other underperforming Fund positions included Automotive Retail, General Merchandise Stores, Health Care Facilities, Food Retail, Consumer Finance, and Biotechnology, which lagged the related S&P 500 groups’  contribution to return by a combined 292 basis points.

The Fund’s fiscal year average weight to foreign-domiciled stocks was 8% (ADR/ADS traded on U.S. exchanges). The year’s initial position was 5%, but it progressively grew from there, reaching a mid-year high of 11.5% in the second quarter of 2016; it tapered off some the next few months. As of September 30, 2016, the percentage had increased to 12.2%. As with last fiscal year, foreign exposure was obtained almost exclusively through Developed Market (DM) stocks. There was a minuscule 0.34% average weight in Emerging Markets (EM) obtained through the purchase of an attractively-rated Brazilian-based stock within the Water Utilities group. A noticeable shift in this EM space occurred during the last month of the year, however, as exposure was built up to 3.6%; this was attributable to the purchase of a package of Emerging Diversified Banks stocks. Concentrations in either DM or EM stocks are dependent on availability within attractive industry groups selected for investment, as well as their appeal based on the quantitative stock-selection model. Some industries are inclined to have a stronger presence in Developed Markets versus Emerging Markets, and vice versa.

The Leuthold Funds - 2016 Annual Report	7

Identifying leadership, and particularly the continuity of leadership over a multi-year period, is a principal concept of the Leuthold Select Industries methodology. Robust outperformance can be achieved when focusing investments among the themes that our quantitative model flags as having very attractive characteristics. Equally, as experienced over the last twelve months, our concentrated portfolio will underperform when market volatility intersects the trends, causing leadership to waver. In the case of this year, sectors to which the Fund had sparse (or no) exposure were strong market leaders, with double-digit total returns between +15–26% (Consumer Staples, Energy, Materials, Telecom, Utilities). In comparison, with the exception of Information Technology, the Fund’s most-heavily weighted sectors turned in performance results within a much lower range, from +7% (Financials) to a high of +19% (Industrials). Ultimately, the Fund had minimal coverage in a large cross-section of prevailing market themes, and performance suffered.

Leuthold Global Industries Fund
In a year when foreign stocks experienced a promising rebound, this all-equity portfolio produced a relatively scant total return of +3.24% (retail share class) for the twelve months ended September 30, 2016. In contrast, the Morningstar World Stock average and the MSCI All Country World Index (ACWI) displayed robust total returns of +10.67% and +12.60%, respectively.

On a monthly basis, the Leuthold Global Industries Fund underperformed both the Morningstar World Stock average and MSCI ACWI in six of the months, outperformed in four months, and was “even”  in two of the months. Full fiscal year results reflect that the Fund’s underperforming months severely lagged its peer-fund results and the benchmark, with a cumulative differential of -1,090 basis points. The four outperforming months by the Fund provided an average cumulative advantage of just 317 basis points—an insufficient amount for providing a material offset to the months of trailing performance.

For the most part, the Fund’s exposures to specific countries and regions of the world are not deliberately targeted. The majority of global funds do operate in that fashion—it’s more conventional to specialize in specific segments of the global marketplace versus our Fund’s approach of incorporating all global equities in its investable universe. The goal of the Leuthold Global Industries Fund is to build concentrated investments in attractive industries using stocks from an array of countries, and rotate exposure as different opportunities arise. We believe our country-impartial tactic will generate superior returns in the long run as it has the advantage to benefit from the increasingly interdependent global economy. While country focus is not a priority, we include a review of the Fund’s country exposures in the performance discussion as a means of dissecting how various positions contributed to return.

The Fund’s U.S. weight resided around the 50% level from October 2015 through March 2016, and then began to fall, ending the fiscal year at a weight of 37%. As the Fund’s U.S. stock coverage retreated, its Emerging Market holdings multiplied, moving from 5% of assets during the first six months, to a sizeable 21% position at fiscal year end. In comparison, the MSCI ACWI held U.S. stocks at around 51% for the full year, and generally maintained a fixed 90/10 percent mix of Developed versus Emerging Market exposure. The Fund’s ability to migrate up and down the spectrum, versus having preset target weights, demonstrates its dynamic approach against the essentially static construction of the MSCI  ACWI. Unlike the benchmark, this flexibility enables the Fund to change focus and/or shift portfolio characteristics as the quantitative disciplines uncover new areas of value.

During the fiscal year, eight of the eleven broad-equity sector exposures in the Fund were productive, while two were relatively large detractors, and one was flat. On the negative side, Energy and Health Care sectors’  combined return contribution offset gains by -3.15%, versus the related MSCI ACWI sectors’  combined contribution of +2.07%. On the upside, Fund exposure in Telecom Services, Consumer Discretionary, Information Technology, and Utilities delivered +5.79% to return. Consumer Staples, Financials, Industrials, and Materials contributed an average of +0.5% each to the Fund, but of those, only Financials outperformed the associated MSCI ACWI group.

8	The Leuthold Funds - 2016 Annual Report

There were no consistent sector themes among the industry groups that provided a positive contribution to Fund return. The best performing allocations at the group level were: Developed Electric Utilities, Advertising, Developed Wireless Telecom Services, Auto Components, Road & Rail, and Food & Staples Retailing. Each of these also outperformed the related MSCI ACWI groups. Those groups detracting the most from Fund performance were Oil & Gas Refining/Marketing, Airlines, Homebuilding, Health Care Services & Technology, and Oil & Gas Exploration/Production.

On the whole, the Fund held investments among 34 countries outside the U.S., with an average of 23 country investments in any given month. Japan was by far the heaviest non-U.S. Developed Market allocation with an average monthly weight of 13%. This was followed by the United Kingdom at an average weight of 7%, Germany at 3.7%, France at 3.5%, and Canada with a 2.9% average weight. Of the Emerging Market constituents, the biggest country weights included investments in stocks from South Korea, Thailand, Taiwan, and South Africa (ranging from 0.7%-3.6% average monthly weights).

Looking at performance from a country perspective, the best results came from a mix of Developed Markets and Emerging Markets. The heaviest-weighted non-U.S. allotment, Japanese stocks, provided the highest contribution to return. Next in line were investments in South Korea, South Africa, Hong Kong, and India. All of these outperformed the corresponding country exposures in the MSCI ACWI. This tells us that within these Fund allocations, our industry-group weightings and/or stock selection within groups was higher-quality than the benchmark’s over this period.

Contrary to last fiscal year, the Fund did not profit from its U.S. equity overweight—it was the second-worst negative contributor following the U.K. allocation; these both had negative effects on return by amounts of -38 basis points and -117 basis points, respectively. The MSCI ACWI had a strong +8% effect from its U.S. equity allocation, and its U.K. exposure had flat results; hence, inferior sector/industry-group weights and/or stock selection, rather than the country allocations themselves, explain the Fund’s losses in its U.S. and U.K. investments. Much smaller detractors to Fund performance based on countries were Poland, Portugal, Ireland, and the Philippines (ranging between -6 basis points to -10 basis points). With the exception of Portugal, the negative impact from these country investments was due to both the country exposure as well as the industry group weightings and/or stock selection.

The Leuthold Global Industries Fund does not hedge against currency risk. It’s our practice to accept the effects of currency fluctuation rather than implement costly hedging programs that may, or may not, be additive to performance. Additionally, within our proprietary global-group model, the U.S. dollar-based relative strength components serve to help identify and capitalize on broad FX-market trends. In recent years, U.S. dollar strength has been a headwind for a global equity portfolio that does not hedge currency exposure, like ours, but over time this should balance out.

In summary, our global-investment process is distinctive in that it doesn’t build the portfolio by targeting particular countries. All exposures are by-products of the quantitative tactics. The approach attempts to identify attractive global opportunities and accumulate industry concentrations through stock investments from countries anywhere in the world. We believe the borderless approach has an advantage over traditional “locality”  methodologies.

Grizzly Short Fund
This Fund is 100% short individual stocks, and is intended to profit when stock prices decline. For the fiscal year ended September 30, 2016, the Grizzly Short Fund produced a total return of -22.78%, outpacing the -24.33% Morningstar Bear Market fund average. The Fund lagged the S&P MidCap 400 and S&P 500 benchmark total returns of +15.33% and +15.43%, respectively. (When measured against these benchmark inverse results, the Grizzly Short Fund trailed each inverse by over 700 basis points).

The Leuthold Funds - 2016 Annual Report	9

The Grizzly Short Fund has a median-market capitalization of about $6 billion, whereas the S&P 500 is at $19 billion median-market capitalization, and the S&P MidCap 400 has a $4 billion median-market capitalization. Based on these size traits, the Fund corresponds more closely to the S&P MidCap 400. This can be an important factor when correlating Fund results with the S&P 500, as the $13 billion differential in market capitalization can often explain some of the performance deviation. However, over the past fiscal year this wasn’t a factor; the Grizzly Short Fund results trailed both benchmark inverses by a similar amount.

None of the Grizzly Short Fund’s sector allocations were additive for the fiscal year. Three of the four heaviest weights, Information Technology, Energy, and Health Care were the lead detractors to performance, with a collective -12% impact. Consumer Discretionary, Materials, and Industrials each tacked on roughly -2% to the loss. Three of the Fund’s smallest sector weights, Financials, Telecom Services, and Real Estate had a combined -1% contribution. Likewise, the S&P 500 inverse did not have any positive-contributing sector exposures. The Grizzly Short Fund’s allocations to Utilities, Real Estate, Financials, Telecom Services, and Consumer Staples all outperformed the sector allocations in the S&P 500 benchmark inverse, but the advantage in these was not enough to offset the larger relative losses of the Fund’s other sector exposures.

Out of close to 300 stocks that were held at one time or another over the course of the year, only around 80 had a positive contribution to return and served to offset losses by just over 1,150 basis points, combined. Although Energy, as a whole, was one of the Fund’s most significant sector detractors, it was a selectively prominent theme among the Fund’s biggest industry-group gainers, represented by Oil & Gas Storage/Transportation, Oil & Gas Equipment, and Oil & Gas Exploration/Production. Less pronounced themes at the group level that generated positive results were Biotechnology, Specialty Chemicals, Technology Hardware Storage & Peripherals, System Software, and Semiconductors.

There were a few noticeable leanings among the largest detractors based on industry-group exposure. Predictably, the majority of the Fund’s biggest industry-group detractors were from the sectors that delivered the most damage. The Information Technology sector contained the largest slice of the Fund’s downside, with Application Software, Systems Software, and Internet Software & Services the worst offenders. Ironically, Oil & Gas Exploration/Production stocks, which provided some of the Fund’s more pronounced winning positions, also supplied some of the biggest fiscal year losses. From the Materials sector, there were a couple of large detractors from the Steel industry, while the Health Care sector’s biggest losses were from stocks spread across a variety of sub-industry groups.

Having sector overweights and/or underweights can be a real advantage—or a great disadvantage as experienced the latest fiscal year when the Fund was mired with heavy weights in Information Technology, Health Care, Energy, and Consumer Discretionary; these were among the top performers in the S&P 500.

The Grizzly Short Fund is an extremely disciplined methodology, with stock positions monitored on a daily basis. High turnover is characteristic; sector concentrations and industry-group compositions have the potential to fluctuate considerably throughout the year, unlike the S&P 500 sector/group weights. As opposed to a market-capitalization weighted index, such as the S&P MidCap 400 or the S&P 500, the Grizzly Short Fund positions are similarly weighted across the portfolio. It’s unlikely that a relatively small number of stocks could have a substantial effect on Fund performance, as can occur in a cap-weighted index—the S&P 500’s FANG rally (Facebook, Amazon.com, Netflix, and Alphabet—formerly Google) being a recent example. Additional safeguards in the Fund include policies that trigger specific short-covering action, capturing gains, stop-loss tactics, and weighting limitations on sector and sub-industry group concentrations.

10	The Leuthold Funds - 2016 Annual Report

This past year the Fund fell far short of its objective to add value over an index short. At the same time, it did outperform its peer-fund average, which, as opposed to passive index benchmarks, contains funds that could be deemed as purer plays for which to measure results against. The market’s series of new price highs in recent months confirms that the bull market is in an extended-topping process, which has created a challenging environment for short-sellers. Market breadth will ultimately begin to deteriorate in advance of the final peak, a condition which should greatly benefit the Grizzly Short Fund. Considering elevated market valuations and the bull market’s extended age, a bear market should be expected in the next year or two. When that occurs, downside risk will be substantial, making for a relatively ideal environment for the Grizzly Short Fund to counterbalance the losses accumulated during the bull market years.

Investors who are not experienced in short-selling and who do not monitor for changing risk environments should consider one of our tactical asset-allocation funds: the Leuthold Core Investment Fund or the Leuthold Global Fund. These diversified, tactical Funds have the latitude to implement this short-selling strategy within their portfolio allocations to hedge downside equity risk when the stock market is viewed as overvalued and vulnerable to a correction.

IN CLOSING

The U.S. stock market experienced a powerful recovery in 2016 from its January-February plunge, and the S&P 500 never met the 20% minimum-loss threshold that defines a “bear market.”  Our multi-factor analysis turned convincingly “positive”  in April and new S&P 500 highs were achieved in July, and again in August, hence the seven-plus-year bull market is indeed still intact.

In spite of our near-to-intermediate term positive outlook, we acknowledge there are some red flags. For this late stage of the economic cycle, capital spending and housing activity are very sluggish, with few signs of excess in either. The current U.S. economic expansion entered its eighth year in August, and with the recent unemployment rate at 5%, we are at what most economists would consider full employment. Yet the Fed has chosen to largely maintain the hyper-stimulative policy stance that’s been in place since the most panic-inducing days of the 2008 financial crisis. We believe this crisis-based policy stance is a reason that business and investor sentiment remain so restrained at such an advanced stage of the economic and market cycles.

Some commentators have argued that the continued, subdued confidence of most economic players translates into a domestic expansion that will be much longer than the historical norm of five-to-six years. While the economy doesn’t yet exhibit pre-recession imbalances, the same can’t be said of the U.S. stock market. The S&P 500’s July breakout above its May 2015 high, followed by another new high in August, has driven some valuation measures to levels not observed since the late innings of 1990s’ Technology and Telecom mania. The S&P Industrials trades at 1.9x trailing twelve-month sales per share, higher than 95% of all observations since 1955, and “only”  20% below the Tech-bubble peak of 2.3x. So yes, there is historical precedent for U.S. valuations to rocket even higher, but that requires one to gamble on the repeat of a market mania that was followed by two bear markets that lost 50% or more in the following nine years.

The Leuthold Funds - 2016 Annual Report	11

In August, the S&P 500 reached a cycle-high P/E ratio of 21.8x, based on five-year normalized EPS. This is greater than 87% of all bull market readings since 1957. If the DJIA reaches a new high after December 15, 2016, it will become the second longest bull market, 1900-to-date, at 93 months; any high after March 15, 2017 would make it the longest running—surpassing the great 1921-29 bull market. The DJIA cumulative gain since March 2009 is somewhat less striking than its duration, at sixth in line of all bull markets 1900-to-date. With the current bull market’s duration at such a mature stage, accruing the additional gains needed to meaningfully advance in the performance ranks will be extremely difficult to accomplish, but we won’t categorically rule it out.

In terms of market memory, investors typically recall market swings over a period of about a year. From this perspective, investors have not suffered a year-over-year loss in blue-chip stocks for nearly seven years—the second longest  “pain-free” episode of the last 100 years, exceeded only by the interminable era of the “Greenspan Put.”  At this point, being in the midst of the third longest bull market in history, with a cumulative return of nearly +190%, it seems reasonable to expect that the final topping process will also be fairly long—and complex. The drawback to gaining more time on the upside is that there appears to be at least a small link between the length of a bull market advance and its ensuing demise. While the sample set is small, the stock market’s four lengthiest “overbought”  episodes were all followed by bone-crushing bear markets.

Our equity portfolios have been underexposed to the bond-like stocks that have been the market leaders for the better part of the year, and our work now finds them (like bonds themselves) very overvalued. While stocks have thus far dodged a full-blown bear market, keep a close watch on the “safety”  stocks; if they sustain leadership, view it as a bearish omen.

12	The Leuthold Funds - 2016 Annual Report

Our gut instincts and quantitative disciplines aren’t always in agreement, so while we’re currently long on equities, we’re light on conviction. Inevitably, high valuations—along with other evidence pointing to the bull market’s extreme maturity—advise that a major defensive-portfolio shift will again be appropriate in the next couple of years. At this stage, though, the breadth and momentum underlying recent action suggest that, at a minimum, such a move should be at least several months away. In the meantime, we expect to see “higher highs”  in the S&P 500 and DJIA before the cycle turns.

We appreciate your interest in our Leuthold Funds. Please feel free to contact us if you have any comments or questions.

Sincerely,

Doug Ramsey, CFA, CMT CIO & Co-Portfolio Manager

Chun Wang, CFA, PRM Co-Portfolio Manager	Jun Zhu, CFA Co-Portfolio Manager	Greg Swenson, CFA Co-Portfolio Manager

Kristen Hendrickson, CFA Co-Portfolio Manager

The Leuthold Funds - 2016 Annual Report	13

The Leuthold Funds

Expense Examples – September 30, 2016 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held the entire period (April 1, 2016 – September 30, 2016).

Actual Expenses

The first line of the following tables provides information about actual account values and actual expenses. Although the Funds charge no sales load (the Leuthold Core Investment Fund, Leuthold Global Fund, and Leuthold Global Industries Fund charge a 2% redemption fee for redemptions made within five business days after a purchase), you will be assessed fees for outgoing wire transfers, returned checks, or stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. To the extent that the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary by fund. These expenses are not included in the following example. The examples include, but are not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees. However, the following examples do not include portfolio trading commissions and related expenses, and extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not each Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	The Leuthold Funds - 2016 Annual Report

The Leuthold Funds

Expense Example Tables (Unaudited)

Leuthold Core Investment Fund - Retail Class - LCORX

	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During Period* April 1, 2016 - September 30, 2016
Actual**	$1,000.00	$1,009.50	$5.93
Hypothetical (5% return before expenses)***	1,000.00	1,019.10	5.96

*	Expenses are equal to the Fund’s annualized expense ratio of 1.18%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
**	Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $5.93 and the Fund’s annualized expense ratio would be 1.18%.
***	Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $5.96 and the Fund’s annualized expense ratio would be 1.18%.

Leuthold Core Investment Fund - Institutional Class - LCRIX

	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During Period* April 1, 2016 - September 30, 2016
Actual**	$1,000.00	$1,010.60	$5.33
Hypothetical (5% return before expenses)***	1,000.00	1,019.70	5.35

*	Expenses are equal to the Fund’s annualized expense ratio of 1.06%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
**	Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $5.33 and the Fund’s annualized expense ratio would be 1.06%.
***	Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $5.35 and the Fund’s annualized expense ratio would be 1.06%.

Leuthold Global Fund - Retail Class - GLBLX

	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During Period* April 1, 2016 - September 30, 2016
Actual**	$1,000.00	$1,006.10	$8.02
Hypothetical (5% return before expenses)***	1,000.00	1,017.00	8.07

*	Expenses are equal to the Fund’s annualized expense ratio of 1.60%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
**	Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $7.97 and the Fund’s annualized expense ratio would be 1.59%.
***	Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $8.02 and the Fund’s annualized expense ratio would be 1.59%.

Leuthold Global Fund - Institutional Class - GLBIX

	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During Period* April 1, 2016 - September 30, 2016
Actual**	$1,000.00	$1,007.10	$6.92
Hypothetical (5% return before expenses)***	1,000.00	1,018.10	6.96

*	Expenses are equal to the Fund’s annualized expense ratio of 1.38%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
**	Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $6.87 and the Fund’s annualized expense ratio would be 1.37%.
***	Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $6.91 and the Fund’s annualized expense ratio would be 1.37%.

The Leuthold Funds - 2016 Annual Report	15

The Leuthold Funds

Expense Example Tables (Unaudited) (continued)

Leuthold Select Industries Fund - Retail Class - LSLTX

	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During Period* April 1, 2016 - September 30, 2016
Actual	$1,000.00	$1,009.10	$7.53
Hypothetical (5% return before expenses)	1,000.00	1,017.50	7.57

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

Leuthold Global Industries Fund - Retail Class - LGINX

	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During Period* April 1, 2016 - September 30, 2016
Actual	$1,000.00	$1,012.80	$7.55
Hypothetical (5% return before expenses)	1,000.00	1,017.50	7.57

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

Leuthold Global Industries Fund - Institutional Class - LGIIX

	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During Period* April 1, 2016 - September 30, 2016
Actual	$1,000.00	$1,013.50	$6.29
Hypothetical (5% return before expenses)	1,000.00	1,018.75	6.31

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

Grizzly Short Fund - GRZZX

	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During Period* April 1, 2016 - September 30, 2016
Actual**	$1,000.00	$846.40	$11.03
Hypothetical (5% return before expenses)***	1,000.00	1,013.05	12.03

*	Expenses are equal to the Fund’s annualized expense ratio of 2.39%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
**	Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $7.15 and the Fund’s annualized expense ratio would be 1.55%.
***	Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $7.82 and the Fund’s annualized expense ratio would be 1.55%.

16	The Leuthold Funds - 2016 Annual Report

The Leuthold Funds

(Unaudited)

Leuthold Core Investment Fund
Allocation of Portfolio Holdings
September 30, 2016

Leuthold Global Fund
Allocation of Portfolio Holdings
September 30, 2016

The Leuthold Funds - 2016 Annual Report	17

The Leuthold Funds

(Unaudited)

Leuthold Select Industries Fund
Allocation of Portfolio Holdings
September 30, 2016*

Leuthold Global Industries Fund
Allocation of Portfolio Holdings
September 30, 2016*

* Excludes short-term investments less than 5% of net assets.

18	The Leuthold Funds - 2016 Annual Report

The Leuthold Funds

(Unaudited)

Grizzly Short Fund
Allocation of Securities Sold Short
September 30, 2016

The Leuthold Funds - 2016 Annual Report	19

Leuthold Core Investment Fund - Retail Class - LCORX

(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2016

	1 Year	3 Year	5 Year	10 Year	Since Inception

Leuthold Core Investment Fund - Retail Class - LCORX	1.76%	5.68%	7.90%	5.26%	8.32%
Lipper Flexible Portfolio Funds Index	9.79%	4.63%	8.64%	5.25%	6.25%
S&P 500 Index	15.43%	11.16%	16.37%	7.24%	8.40%

A $10,000 investment in the Leuthold Core Investment Fund – Retail Class - LCORX

The Lipper Flexible Portfolio Funds Index is composed of funds that allocate investments across various asset classes with a focus on total return, as defined by Lipper.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on September 30, 2006. Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

20	The Leuthold Funds - 2016 Annual Report

Leuthold Core Investment Fund - Institutional Class - LCRIX

(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2016

	1 Year	3 Year	5 Year	Since Inception

Leuthold Core Investment Fund - Institutional Class - LCRIX	1.93%	5.79%	8.00%	5.38%
Lipper Flexible Portfolio Funds Index	9.79%	4.63%	8.64%	5.25%
S&P 500 Index	15.43%	11.16%	16.37%	7.24%

A $1,000,000 investment in the Leuthold Core Investment Fund – Institutional Class - LCRIX

The Lipper Flexible Portfolio Funds Index is composed of funds that allocate investments across various asset classes with a focus on total return, as defined by Lipper.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $1,000,000 made on September 30, 2006. Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds - 2016 Annual Report	21

Leuthold Global Fund - Retail Class - GLBLX

(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2016

	1 Year	3 Year	5 Year	Since Inception

Leuthold Global Fund - Retail Class - GLBLX	1.89%	2.65%	6.46%	4.26%
MSCI ACWI	12.60%	5.74%	11.23%	4.89%
Barclays Global Aggregate Index	8.84%	2.13%	1.74%	3.37%
S&P 500 Index	15.43%	11.16%	16.37%	8.90%

A $10,000 investment in the Leuthold Global Fund - Retail Class - GLBLX

The MSCI  ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI  ACWI consists of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.

The Barclays Global Aggregate Index provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan-European Aggregate, the Asian-Pacific Aggregate Indices, and the Canadian Aggregate Indices. It also includes a wide range of standard and customized sub-indices by liquidity constraint, sector, quality, and maturity.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on July 1, 2008 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

22	The Leuthold Funds - 2016 Annual Report

Leuthold Global Fund - Institutional Class - GLBIX

(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2016

	1 Year	3 Year	5 Year	Since Inception

Leuthold Global Fund - Institutional Class - GLBIX	2.18%	2.87%	6.69%	4.27%
MSCI ACWI	12.60%	5.74%	11.23%	3.84%
Barclays Global Aggregate Index	8.84%	2.13%	1.74%	3.15%
S&P 500 Index	15.43%	11.16%	16.37%	7.80%

A $1,000,000 investment in the Leuthold Global Fund  - Institutional Class - GLBIX

The MSCI  ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.  The MSCI  ACWI consists of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.

The Barclays Global Aggregate Index provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan-European Aggregate, the Asian-Pacific Aggregate Indices, and the Canadian Aggregate Indices. It also includes a wide range of standard and customized sub-indices by liquidity constraint, sector, quality, and maturity.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $1,000,000 made on April 30, 2008 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds - 2016 Annual Report	23

Leuthold Select Industries Fund - LSLTX

(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2016

	1 Year	3 Year	5 Year	10 Year	Since Inception

Leuthold Select Industries Fund - LSLTX	2.09%	8.89%	15.17%	5.89%	7.19%
Russell 2000 Index	15.47%	6.71%	15.82%	7.07%	6.93%
Lipper Multi-Cap Core Funds Index	13.45%	8.69%	14.81%	6.67%	4.55%
S&P 500 Index	15.43%	11.16%	16.37%	7.24%	4.36%

A $10,000 investment in the Leuthold Select Industries Fund - LSLTX

The Russell 2000 Index is comprised of approximately 2000 of the smallest companies in the Russell 3000 Index, representing approximately 10% of the Russell 3000 total market capitalization.

The Lipper Multi-Cap Core Funds Index is an average of funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on September 30, 2006. Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

24	The Leuthold Funds - 2016 Annual Report

Leuthold Global Industries Fund - Retail Class - LGINX

(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2016

	1 Year	3 Year	5 Year	Since Inception

Leuthold Global Industries Fund - Retail Class - LGINX	3.24%	3.97%	11.55%	8.75%
MSCI ACWI	12.60%	5.74%	11.23%	9.02%
Lipper Global Multi-Cap Value Index	9.44%	3.35%	10.13%	8.28%
S&P 500 Index	15.43%	11.16%	16.37%	13.04%

A $10,000 investment in the Leuthold Global Industries Fund - Retail Class - LGINX

The MSCI  ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI  ACWI consists of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.

The Lipper Global Multi-Cap Value Index is an index that measures investment in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time.  Typically this index has 25% to 75% of their assets invested in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) above 400% of the 75th market capitalization percentile of the S&P/Citigroup World Broad Market Index.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on May 17, 2010 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds - 2016 Annual Report	25

Leuthold Global Industries Fund - Institutional Class - LGIIX

(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2016

	1 Year	3 Year	5 Year	Since Inception

Leuthold Global Industries Fund - Institutional Class - LGIIX	3.47%	4.22%	11.84%	9.04%
MSCI ACWI	12.60%	5.74%	11.23%	9.02%
Lipper Global Multi-Cap Value Index	9.44%	3.35%	10.13%	8.28%
S&P 500 Index	15.43%	11.16%	16.37%	13.04%

A $1,000,000 investment in the Leuthold Global Industries Fund - Institutional Class - LGIIX

The MSCI  ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI  ACWI consists of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.

The Lipper Global Multi-Cap Value Index is an index that measures investment in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time.  Typically this index has 25% to 75% of their assets invested in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) above 400% of the 75th market capitalization percentile of the S&P/Citigroup World Broad Market Index.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $1,000,000 made on May 17, 2010 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

26	The Leuthold Funds - 2016 Annual Report

Grizzly Short Fund - GRZZX

(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2016

	1 Year	3 Year	5 Year	10 Year	Since Inception

Grizzly Short Fund - GRZZX	(22.78)%	(10.44)%	(17.50)%	(11.15)%	(7.29)%
Lipper Dedicated Short Bias Funds Index	(28.65)%	(18.72)%	(24.29)%	(16.06)%	n/a *
S&P MidCap 400 Index	15.33%	9.35%	16.50%	9.11%	8.63%
S&P 500 Index	15.43%	11.16%	16.37%	7.24%	4.63%

A $10,000 investment in the Grizzly Short Fund - GRZZX

* Index was introduced in July 2003.

The Lipper Dedicated Short Bias Funds Index is an equally weighted representation of funds in the Lipper Dedicated Short Bias category. These funds employ a hedge fund strategy that maintains a net short exposure to the market through a combination of short and long positions. A dedicated short bias investment strategy attempts to capture profits when the market declines, by holding investments that are overall biased to the short side.

The S&P MidCap 400 Index is a capitalization-weighted index, which measures the performance of the mid-range sector of the U.S. stock market. The index was developed with a base level of 100 as of December 31, 1990.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on September 30, 2006. Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds - 2016 Annual Report	27

The Leuthold Funds

Statements of Assets and Liabilities
September 30, 2016

	Leuthold
	Core	Leuthold	Leuthold
	Investment	Global	Select
	Fund	Fund	Industries
	(Consolidated)	(Consolidated)	Fund
ASSETS:
Investments, at cost	$806,462,300	$172,629,510	$10,273,926

Investments, at fair value	903,887,936	182,156,477	12,654,801
Foreign currency (cost $23,119, $33,712 and $0, respectively)	23,043	33,695	—
Receivable for Fund shares sold	334,274	71,910	4,952
Due from broker	21,481	4,496	—
Tri-party collateral held at custodian	1	1	—
Interest receivable	866,115	228,842	21
Dividends receivable	208,014	589,056	4,039
Other assets	34,707	16,169	12,518
Total Assets	905,375,571	183,100,646	12,676,331

LIABILITIES:
Payable for Fund shares redeemed	602,537	95,991	4,821
Payable to Adviser	670,184	166,498	9,047
Payable to Custodian	21,309	10,104	2,012
Payable to Directors	32,385	7,219	468
Distribution (Rule 12b-1) fees payable	7,361	41,296	—
Shareholder servicing fees payable	79,971	—	1,368
Accrued expenses and other liablities	267,805	114,822	27,724
Total Liabilities	1,681,552	435,930	45,440
NET ASSETS	$903,694,019	$182,664,716	$12,630,891

28	The Leuthold Funds - 2016 Annual Report	See Notes to the Financial Statements.

The Leuthold Funds

Statements of Assets and Liabilities (continued)
September 30, 2016

	Leuthold
	Core		Leuthold		Leuthold
	Investment		Global		Select
	Fund		Fund		Industries
	(Consolidated)		(Consolidated)		Fund
NET ASSETS CONSIST OF:
Capital stock	$814,091,396		$162,952,603		$10,923,668
Accumulated net investment loss	(471,749)		(286,740)		(12,282)
Accumulated net realized gain (loss) on investments and securities sold short	(7,357,181)		10,514,240		(661,370)
Net unrealized appreciation on investments and securities sold short	97,431,553		9,484,613		2,380,875
Total Net Assets	$903,694,019		$182,664,716		$12,630,891

Retail Class Shares
Net assets	$524,731,192		$78,743,516		$12,630,891
Shares outstanding (1,000,000,000 shares of $0.0001 par value authorized)	29,061,460		7,986,198		589,958
Net Asset Value, Redemption Price, and Offering Price Per Share	$18.06	*	$9.86	*	$21.41

Institutional Class Shares
Net assets	$378,962,827		$103,921,200		n/a
Shares outstanding (1,000,000,000 shares of $0.0001 par value authorized)	20,965,319		10,445,342		n/a
Net Asset Value, Redemption Price, and Offering Price Per Share	$18.08	*	$9.95	*	n/a

* Redemption price may differ from NAV if redemption fee is applied.

See Notes to the Financial Statements.	The Leuthold Funds - 2016 Annual Report	29

The Leuthold Funds

Statements of Assets and Liabilities (continued)
September 30, 2016

	Leuthold
	Global	Grizzly
	Industries	Short
	Fund	Fund
ASSETS:
Investments, at cost	$10,782,755	$147,779,418

Investments, at fair value	11,667,155	147,779,418
Foreign currency (cost $4,306 and $0, respectively)	4,304	—
Receivable for Fund shares sold	2,621	2,647,808
Collateral at broker for securities sold short	—	181,727,291
Tri-party collateral held at custodian	—	26,500,001
Interest receivable	4	34,040
Dividends receivable	45,265	—
Receivable from Adviser	5,464	—
Other assets	14,788	36,325
Total Assets	11,739,601	358,724,883

LIABILITIES:
Securities sold short, at fair value (proceeds $0 and $169,417,975, respectively)	—	173,111,988
Payable for investments purchased	—	6,821,662
Payable for Fund shares redeemed	59,491	164,628
Payable to Adviser	—	187,802
Payable to Custodian	11,807	2,303
Payable to Directors	457	9,471
Dividends payable on securities sold short	—	99,523
Distribution (Rule 12b-1) fees payable	1,457	—
Shareholder servicing fees payable	—	23,446
Accrued expenses and other liablities	30,890	92,216
Total Liabilities	104,102	180,513,039
NET ASSETS	$11,635,499	$178,211,844

30	The Leuthold Funds - 2016 Annual Report	See Notes to the Financial Statements.

The Leuthold Funds

Statements of Assets and Liabilities (continued)
September 30, 2016

	Leuthold
	Global		Grizzly
	Industries		Short
	Fund		Fund
NET ASSETS CONSIST OF:
Capital stock	$10,495,100		$391,128,076
Accumulated net investment income (loss)	44,728		(4,870,403)
Accumulated net realized gain (loss) on investments and securities sold short	214,060		(204,351,824)
Net unrealized appreciation (depreciation) on investments and securities sold short	881,611		(3,694,005)
Total Net Assets	$11,635,499		$178,211,844

Retail Class Shares
Net assets	$1,833,241		$178,211,844
Shares outstanding (1,000,000,000 shares of $0.0001 par value authorized)	117,233		28,892,853
Net Asset Value, Redemption Price, and Offering Price Per Share	$15.64	*	$6.17

Institutional Class Shares
Net assets	$9,802,258		n/a
Shares outstanding (1,000,000,000 shares of $0.0001 par value authorized)	624,277		n/a
Net Asset Value, Redemption Price, and Offering Price Per Share	$15.70	*	n/a

* Redemption price may differ from NAV if redemption fee is applied.

See Notes to the Financial Statements.	The Leuthold Funds - 2016 Annual Report	31

The Leuthold Funds

Statements of Operations
For the Year Ended September 30, 2016

	Leuthold
	Core	Leuthold	Leuthold
	Investment	Global	Select
	Fund	Fund	Industries
	(Consolidated)	(Consolidated)	Fund
INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $113,017, $223,705, and $484, respectively)	$9,030,497	$3,429,317	$203,020
Interest income	2,026,465	581,518	230
Total investment income	11,056,962	4,010,835	203,250

EXPENSES:
Investment advisory fees (Note 3)	8,231,097	2,641,953	133,445
Administration fees	379,181	103,002	7,387
Transfer agent fees	336,572	212,298	6,012
Legal fees	47,610	22,392	390
Audit fees	74,273	52,001	20,892
Fund accounting fees	138,375	45,719	6,268
Custody fees	114,287	69,060	11,084
Shareholder servicing fees-Retail Class	641,041	—	12,671
Registration fees	57,475	40,839	26,184
Report to shareholders	105,118	23,285	2,284
Directors’ fees	119,158	28,920	1,739
Distribution (Rule 12b-1) fees-Retail Class (Note 4)	—	210,923	—
Other	53,777	20,055	1,476

Total expenses before dividends and interest on securities sold short and reimbursement from Adviser	10,297,964	3,470,447	229,832
Dividends and interest on securities sold short	1,079,935	512,082	—

Total expenses before reimbursement from Adviser	11,377,899	3,982,529	229,832
Reimbursement from Adviser (Note 3)	—	—	(29,664)
Total expenses	11,377,899	3,982,529	200,168
NET INVESTMENT INCOME (LOSS)	$(320,937)	$28,306	$3,082

32	The Leuthold Funds - 2016 Annual Report	See Notes to the Financial Statements.

The Leuthold Funds

Statements of Operations (continued)
For the Year Ended September 30, 2016

	Leuthold
	Core	Leuthold	Leuthold
	Investment	Global	Select
	Fund	Fund	Industries
	(Consolidated)	(Consolidated)	Fund
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, INVESTMENT COMPANIES, SECURITIES SOLD SHORT, AND FOREIGN CURRENCY AND FOREIGN CURRENCY TRANSLATION:
Net realized gain (loss) on:
Investments	$9,971,614	$10,776,200	$342,100
Investment companies	575,406	59,009	—
Realized gain distributions received from investment companies	148,136	59,386	—
Securities sold short	20,293,502	6,086,448	—
Foreign currency and foreign currency translation	(738,475)	(638,946)	—
Net unrealized appreciation (depreciation) during the period on:
Investments	726,244	(19,895,126)	(136,672)
Investment companies	4,577,930	1,165,118	—
Securities sold short	(24,274,805)	(7,735,915)	—
Foreign currency and foreign currency translation	6,451,186	13,119,631	—

Net realized and unrealized gain on investments, investment companies, securities sold short, and foreign currency and foreign currency translation	17,730,738	2,995,805	205,428

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,409,801	$3,024,111	$208,510

See Notes to the Financial Statements.	The Leuthold Funds - 2016 Annual Report	33

The Leuthold Funds

Statements of Operations (continued)
For the Year Ended September 30, 2016

	Leuthold
	Global	Grizzly
	Industries	Short
	Fund	Fund
INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $24,227 and $0, respectively)	$337,157	$596
Interest income	146	403,404
Total investment income	337,303	404,000

EXPENSES:
Investment advisory fees (Note 3)	149,853	3,416,889
Administration fees	10,147	123,886
Transfer agent fees	17,271	101,338
Legal fees	12,237	8,428
Audit fees	21,567	21,347
Fund accounting fees	14,469	39,513
Custody fees	50,634	15,745
Shareholder servicing fees-Retail Class	—	278,108
Registration fees	33,759	57,769
Report to shareholders	1,286	38,303
Directors’ fees	1,751	41,336
Distribution (Rule 12b-1) fees-Retail Class (Note 4)	7,948	—
Other	1,401	12,580

Total expenses before dividends and interest on securities sold short and reimbursement from Adviser	322,323	4,155,242
Dividends and interest on securities sold short	—	3,079,885

Total expenses before reimbursement from Adviser	322,323	7,235,127
Reimbursement from Adviser (Note 3)	(127,058)	—
Total expenses	195,265	7,235,127
NET INVESTMENT INCOME (LOSS)	$142,038	$(6,831,127)

34	The Leuthold Funds - 2016 Annual Report	See Notes to the Financial Statements.

The Leuthold Funds

Statements of Operations (continued)
For the Year Ended September 30, 2016

	Leuthold
	Global	Grizzly
	Industries	Short
	Fund	Fund
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, INVESTMENT COMPANIES, SECURITIES SOLD SHORT, AND FOREIGN CURRENCY AND FOREIGN CURRENCY TRANSLATION:
Net realized gain (loss) on:
Investments	$890,650	$—
Investment companies	8,777	—
Securities sold short	—	(41,558,436)
Foreign currency and foreign currency translation	(8,512)	(623)
Net unrealized appreciation (depreciation) during the period on:
Investments	(2,115,262)	—
Securities sold short	—	(31,216,958)
Foreign currency and foreign currency translation	1,417,837	(19)

Net realized and unrealized gain (loss) on investments, investment companies, securities sold short, and foreign currency and foreign currency translation	193,490	(72,776,036)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$335,528	$(79,607,163)

See Notes to the Financial Statements.	The Leuthold Funds - 2016 Annual Report	35

Leuthold Core Investment Fund

Statements of Changes in Net Assets (Consolidated)

	Year Ended September 30, 2016	Year Ended September 30, 2015
OPERATIONS:
Net investment loss	$(320,937)	$(133,769)
Net realized gain on investments, investment companies, securities sold short, and foreign currency and foreign currency translation	30,250,183	23,660,377
Net unrealized appreciation (depreciation) on investments, investment companies, securities sold short, and foreign currency and foreign currency translation	(12,519,445)	9,261,932
Net increase in net assets from operations	17,409,801	32,788,540

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Retail Class	—	(881,875)
From net investment income - Institutional Class	—	(611,265)
From net realized gain - Retail Class	(21,888,252	(32,333,003)
From net realized gain - Institutional Class	(11,929,481)	(16,538,702)
Total distributions	(33,817,733)	(50,364,845)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Retail Class	146,481,681	132,613,706
Proceeds from shares sold - Institutional Class	154,167,792	61,725,745
Proceeds from shares issued to holders in reinvestment of dividends - Retail Class	20,756,438	30,522,665
Proceeds from shares issued to holders in reinvestment of dividends - Institutional Class	9,925,183	15,360,559
Cost of shares redeemed - Retail Class*	(194,753,275)	(156,296,187)
Cost of shares redeemed - Institutional Class**	(74,750,814)	(53,881,449)
Net increase in net assets from capital share transactions	61,827,005	30,045,039

TOTAL INCREASE IN NET ASSETS:	45,419,073	12,468,734
NET ASSETS
Beginning of year	858,274,946	845,806,212
End of year (including accumulated net investment loss of $(471,749) and $(3,075,461), respectively)	$903,694,019	$858,274,946

CHANGES IN SHARES OUTSTANDING:
Shares sold - Retail Class	8,190,260	7,109,827
Shares sold - Institutional Class	8,670,133	3,309,482
Shares issued to holders in reinvestment of dividends - Retail Class	1,170,696	1,674,734
Shares issued to holders in reinvestment of dividends - Institutional Class	559,796	842,574
Shares redeemed - Retail Class	(10,924,985)	(8,349,503)
Shares redeemed - Institutional Class	(4,194,560)	(2,897,629)
Net increase in shares outstanding	3,471,340	1,689,485

* Net of redemption fees of (Retail Class):	$974	$2,158
** Net of redemption fees of (Institutional Class):	$580	$840

36	The Leuthold Funds - 2016 Annual Report	See Notes to the Financial Statements.

Leuthold Global Fund

Statements of Changes in Net Assets (Consolidated)

	Year Ended September 30, 2016	Year Ended September 30, 2015
OPERATIONS:
Net investment income (loss)	$28,306	$(533,152)
Net realized gain on investments, investment companies, securities sold short, and foreign currency and foreign currency translation	16,342,097	7,060,765
Net unrealized depreciation on investments, investment companies, securities sold short, and foreign currency and foreign currency translation	(13,346,292)	(10,109,509)
Net increase (decrease) in net assets from operations	3,024,111	(3,581,896)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Retail Class	—	(340,708)
From net investment income - Institutional Class	—	(672,591)
From net realized gain - Retail Class	(3,376,271)	(12,379,966)
From net realized gain - Institutional Class	(7,894,959)	(22,442,402)
Total distributions	(11,271,230)	(35,835,667)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Retail Class	11,179,273	14,218,797
Proceeds from shares sold - Institutional Class	21,291,279	49,314,715
Proceeds from shares issued to holders in reinvestment of dividends - Retail Class	3,127,382	10,783,977
Proceeds from shares issued to holders in reinvestment of dividends - Institutional Class	6,958,006	19,485,582
Cost of shares redeemed - Retail Class*	(28,796,025)	(46,976,808)
Cost of shares redeemed - Institutional Class**	(136,372,209)	(56,338,255)
Net decrease in net assets from capital share transactions	(122,612,294)	(9,511,992)

TOTAL DECREASE IN NET ASSETS:	(130,859,413)	(48,929,555)
NET ASSETS
Beginning of year	313,524,129	362,453,684
End of year (including accumulated net investment loss of $(286,740) and $(1,708,823), respectively)	$182,664,716	$313,524,129

CHANGES IN SHARES OUTSTANDING:
Shares sold - Retail Class	1,173,955	1,368,258
Shares sold - Institutional Class	2,166,720	4,719,674
Shares issued to holders in reinvestment of dividends - Retail Class	319,773	1,047,133
Shares issued to holders in reinvestment of dividends - Institutional Class	706,397	1,882,934
Shares redeemed - Retail Class	(2,978,066)	(4,530,705)
Shares redeemed - Institutional Class	(14,065,895)	(5,395,983)
Net decrease in shares outstanding	(12,677,116)	(908,689)

* Net of redemption fees of (Retail Class):	$80	$5
** Net of redemption fees of (Institutional Class):	$332	$61

See Notes to the Financial Statements.	The Leuthold Funds - 2016 Annual Report	37

Leuthold Select Industries Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30, 2016	September 30, 2015
OPERATIONS:
Net investment income (loss)	$3,082	$(16,784)
Net realized gain on investments	342,100	438,489
Net unrealized appreciation (depreciation) on investments	(136,672)	67,947
Net increase in net assets from operations	208,510	489,652

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(5,500)	—
From net realized gain	(168,405)	—
Return of capital	(14,196)	—
Total distributions	(188,101)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	3,320,362	4,004,323
Proceeds from shares issued to holders in reinvestment of dividends	179,407	—
Cost of shares redeemed	(3,513,432)	(6,847,281)
Net decrease in net assets from capital share transactions	(13,663)	(2,842,958)

TOTAL INCREASE (DECREASE) IN NET ASSETS:	6,746	(2,353,306)
NET ASSETS
Beginning of year	12,624,145	14,977,451
End of year (including accumulated net investment loss of $(12,282) and $(10,858), respectively)	$12,630,891	$12,624,145

CHANGES IN SHARES OUTSTANDING:
Shares sold	153,554	182,612
Shares issued to holders in reinvestment of dividends	8,230	—
Shares redeemed	(165,408)	(337,234)
Net decrease in shares outstanding	(3,624)	(154,622)

38	The Leuthold Funds - 2016 Annual Report	See Notes to the Financial Statements.

Leuthold Global Industries Fund

Statements of Changes in Net Assets

	Year Ended September 30, 2016	Year Ended September 30, 2015
OPERATIONS:
Net investment income	$142,038	$100,793
Net realized gain on investments, investment companies, and foreign currency and foreign currency translation	890,915	31,422
Net unrealized depreciation on investments, investment companies, and foreign currency and foreign currency translation	(697,425)	(1,023,179)
Net increase (decrease) in net assets from operations	335,528	(890,964)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Retail Class	(14,390)	(17,120)
From net investment income - Institutional Class	(86,040)	(102,799)
From net realized gain - Retail Class	(178,645)	(104,608)
From net realized gain - Institutional Class	(459,259)	(275,949)
Total distributions	(738,334)	(500,476)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Retail Class	192,819	3,049,083
Proceeds from shares sold - Institutional Class	1,135,550	5,607,530
Proceeds from shares issued to holders in reinvestment of dividends - Retail Class	94,645	48,923
Proceeds from shares issued to holders in reinvestment of dividends - Institutional Class	526,731	335,791
Cost of shares redeemed - Retail Class*	(3,211,663)	(8,969,353)
Cost of shares redeemed - Institutional Class**	(5,988,415)	(7,596,952)
Net decrease in net assets from capital share transactions	(7,250,333)	(7,524,978)

TOTAL DECREASE IN NET ASSETS:	(7,653,139)	(8,916,418)
NET ASSETS
Beginning of year	19,288,638	28,205,056
End of year (including accumulated net investment income of $44,728 and $2,263, respectively)	$11,635,499	$19,288,638

CHANGES IN SHARES OUTSTANDING:
Shares sold - Retail Class	12,597	181,239
Shares sold - Institutional Class	73,605	325,132
Shares issued to holders in reinvestment of dividends - Retail Class	5,919	2,922
Shares issued to holders in reinvestment of dividends - Institutional Class	32,914	19,862
Shares redeemed - Retail Class	(219,631)	(551,950)
Shares redeemed - Institutional Class	(384,166)	(456,776)
Net decrease in shares outstanding	(478,762)	(479,571)

* Net of redemption fees of (Retail Class):	$—	$547
** Net of redemption fees of (Institutional Class):	$—	$646

See Notes to the Financial Statements.	The Leuthold Funds - 2016 Annual Report	39

Grizzly Short Fund

Statements of Changes in Net Assets

	Year Ended September 30, 2016	Year Ended September 30, 2015
OPERATIONS:
Net investment loss	$(6,831,127)	$(2,625,559)
Net realized loss on securities sold short and foreign currency and foreign currency translation	(41,559,059)	(2,548,779)
Net unrealized appreciation (depreciation) on securities sold short and foreign currency and foreign currency translation	(31,216,977)	23,766,071
Net increase (decrease) in net assets from operations	(79,607,163)	18,591,733

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	—
From net realized gain	—	—
Total distributions	—	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	400,472,363	249,956,491
Cost of shares redeemed	(408,496,540)	(74,887,247)
Net increase (decrease) in net assets from capital share transactions	(8,024,177)	175,069,244

TOTAL INCREASE (DECREASE) IN NET ASSETS:	(87,631,340)	193,660,977
NET ASSETS
Beginning of year	265,843,184	72,182,207
End of year (including accumulated net investment loss of $(4,870,403) and $(2,119,768), respectively)	$178,211,844	$265,843,184

CHANGES IN SHARES OUTSTANDING:
Shares sold	53,022,634	33,837,165
Shares redeemed	(57,419,840)	(10,345,026)
Net increase (decrease) in shares outstanding	(4,397,206)	23,492,139

40	The Leuthold Funds - 2016 Annual Report	See Notes to the Financial Statements.

Leuthold Core Investment Fund - Retail - LCORX

Financial Highlights (Consolidated)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2016	2015	2014	2013	2012
	(Consolidated)	(Consolidated)	(Consolidated)	(Consolidated)	(Consolidated)

Per Share Data(1):
Net asset value, beginning of year	$18.44	$18.85	$18.29	$16.78	$15.50
Income (loss) from investment operations:
Net investment income (loss)(2)	(0.01)	(0.01)	0.01	0.09	0.11
Net realized and unrealized gain (loss) on investments and securities sold short	0.32	0.76	2.02	1.78	1.62
Total from investment operations	0.31	0.75	2.03	1.87	1.73

Less distributions:
From net investment income	—	(0.03)	(0.21)	(0.23)	(0.16)
From net realized gain	(0.69)	(1.13)	(1.26)	(0.13)	(0.29)
Redemption fees(3)	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.69)	(1.16)	(1.47)	(0.36)	(0.45)
Net asset value, end of year	$18.06	$18.44	$18.85	$18.29	$16.78

Total Return	1.76%	4.03%	11.49%	11.29%	11.34%

Supplemental data and ratios:
Net assets, end of year	$524,731,192	$564,608,599	$569,237,299	$409,043,691	$527,760,001
Ratio of expenses to average net assets(4)	1.29%	1.30%	1.28%	1.28%	1.22%
Ratio of net investment income (loss) to average net assets(5)	(0.08)%	(0.05)%	0.04%	0.49%	0.69%
Portfolio turnover rate (6)	109.32%	78.96%	80.65%	105.28%	149.17%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment income (loss) per share is calculated based on average shares outstanding.
(3)	Amount represents less than $0.005 per share.
(4)
The ratio of expenses to average net assets includes dividends and interest on securites sold short. The expense ratios excluding dividends and interest on securities sold short were 1.17% for the year ended September 30, 2016, 1.16% for the year ended September 30, 2015, 1.15% for the year ended September 30, 2014, 1.16% for the year ended September 30, 2013, and 1.14% for the year ended September 30, 2012.

(5)	The net investment income ratios include dividends and interest on securities sold short.
(6)	The portfolio turnover rate excludes purchases and sales of securities sold short.

See Notes to the Financial Statements.	The Leuthold Funds - 2016 Annual Report	41

Leuthold Core Investment Fund - Institutional - LCRIX

Financial Highlights (Consolidated)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2016	2015	2014	2013	2012
	(Consolidated)	(Consolidated)	(Consolidated)	(Consolidated)	(Consolidated)

Per Share Data(1):
Net asset value, beginning of year	$18.43	$18.85	$18.28	$16.77	$15.50
Income from investment operations:
Net investment income(2)	0.01	0.01	0.03	0.11	0.12
Net realized and unrealized gain on investments and securities sold short	0.33	0.74	2.03	1.78	1.62
Total from investment operations	0.34	0.75	2.06	1.89	1.74

Less distributions:
From net investment income	—	(0.04)	(0.23)	(0.25)	(0.18)
From net realized gain	(0.69)	(1.13)	(1.26)	(0.13)	(0.29)
Redemption fees	0.00 (3)	0.00 (3)	—	—	0.00 (3)
Total distributions	(0.69)	(1.17)	(1.49)	(0.38)	(0.47)
Net asset value, end of year	$18.08	$18.43	$18.85	$18.28	$16.77

Total Return	1.93%	4.03%	11.66%	11.42%	11.40%

Supplemental data and ratios:
Net assets, end of year	$378,962,827	$293,666,347	$276,568,913	$196,501,094	$263,572,111
Ratio of expenses to average net assets(4)	1.17%	1.20%	1.18%	1.17%	1.11%
Ratio of net investment income to average net assets(5)	0.04%	0.05%	0.14%	0.60%	0.80%
Portfolio turnover rate (6)	109.32%	78.96%	80.65%	105.28%	149.17%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment income per share is calculated based on average shares outstanding.
(3)	Amount represents less than $0.005 per share.
(4)
The ratio of expenses to average net assets includes dividends and interest on securites sold short. The expense ratios excluding dividends and interest on securities sold short were 1.05% for the year ended September 30, 2016, 1.06% for the year ended September 30, 2015, 1.06% for the year ended September 30, 2014, 1.06% for the year ended September 30, 2013, and 1.03% for the year ended September 30, 2012.

(5)	The net investment income ratios include dividends and interest on securities sold short.
(6)	The portfolio turnover rate excludes purchases and sales of securities sold short.

42	The Leuthold Funds - 2016 Annual Report	See Notes to the Financial Statements.

Leuthold Global Fund - Retail - GLBLX

Financial Highlights (Consolidated)

	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	September 30,		September 30,		September 30,	September 30,	September 30,
	2016		2015		2014	2013	2012
	(Consolidated)		(Consolidated)		(Consolidated)	(Consolidated)	(Consolidated)

Per Share Data(1):
Net asset value, beginning of year	$10.03		$11.29		$11.65	$10.24	$9.52
Income (loss) from investment operations:
Net investment income (loss)	(0.01	)(2)	(0.03	)(2)	0.03 (2)	0.07 (2)	0.05 (3)
Net realized and unrealized gain (loss) on investments and securities sold short	0.21		(0.11)		0.83	1.44	0.89
Total from investment operations	0.20		(0.14)		0.86	1.51	0.94

Less distributions:
From net investment income	—		(0.03)		(0.08)	(0.08)	(0.07)
From net realized gain	(0.37)		(1.09)		(1.14)	(0.02)	(0.15)
Redemption fees(4)	0.00		0.00		0.00	0.00	0.00
Total distributions	(0.37)		(1.12)		(1.22)	(0.10)	(0.22)
Net asset value, end of year	$9.86		$10.03		$11.29	$11.65	$10.24

Total Return	1.89%		(1.41)%		7.68%	14.78%	10.14%

Supplemental data and ratios:
Net assets, end of year	$78,743,516		$95,026,857		$130,838,148	$126,418,514	$120,450,807
Ratio of expenses to average net assets(5)	1.82%		1.71%		1.65%	1.63%	1.57%
Ratio of net investment income (loss) to average net assets(6)	(0.15)%		(0.29)%		0.25%	0.61%	0.60%
Portfolio turnover rate (7)	102.93%		78.37%		71.63%	101.03%	127.41%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment income (loss) per share is calculated based on average shares outstanding.
(3)	Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Amount represents less than $0.005 per share.
(5)
The ratio of expenses to average net assets includes dividends and interest on securites sold short. The expense ratios excluding dividends and interest on securities sold short were 1.61% for the year ended September 30, 2016, 1.54% for the year ended September 30, 2015, 1.53% for the year ended September 30, 2014, 1.51% for the year ended September 30, 2013, and 1.51% for the year ended September 30, 2012.

(6)	The net investment income ratios include dividends and interest on securities sold short.
(7)	The portfolio turnover rate excludes purchases and sales of securities sold short.

See Notes to the Financial Statements.	The Leuthold Funds - 2016 Annual Report	43

Leuthold Global Fund - Institutional - GLBIX

Financial Highlights (Consolidated)

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	September 30,	September 30,		September 30,	September 30,	September 30,
	2016	2015		2014	2013	2012
	(Consolidated)	(Consolidated)		(Consolidated)	(Consolidated)	(Consolidated)

Per Share Data(1):
Net asset value, beginning of year	$10.10	$11.34		$11.69	$10.27	$9.54
Income (loss) from investment operations:
Net investment income (loss)	0.01 (2)	(0.01	)(2)	0.05 (2)	0.09 (2)	0.09 (3)
Net realized and unrealized gain (loss) on investments and securities sold short	0.21	(0.11)		0.84	1.45	0.88
Total from investment operations	0.22	(0.12)		0.89	1.54	0.97

Less distributions:
From net investment income	—	(0.03)		(0.10)	(0.10)	(0.09)
From net realized gain	(0.37)	(1.09)		(1.14)	(0.02)	(0.15)
Redemption fees	0.00 (4)	0.00	(4)	—	0.00 (4)	—
Total distributions	(0.37)	(1.12)		(1.24)	(0.12)	(0.24)
Net asset value, end of year	$9.95	$10.10		$11.34	$11.69	$10.27

Total Return	2.18%	(1.30)%		7.95%	15.08%	10.34%

Supplemental data and ratios:
Net assets, end of year	$103,921,200	$218,497,272		$231,615,536	$239,275,879	$266,390,852
Ratio of expenses to average net assets(5)	1.57%	1.50%		1.44%	1.44%	1.36%
Ratio of net investment income (loss) to average net assets(6)	0.10%	(0.09)%		0.45%	0.80%	0.81%
Portfolio turnover rate (7)	102.93%	78.37%		71.63%	101.03%	127.41%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment income (loss) per share is calculated based on average shares outstanding.
(3)	Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Amount represents less than $0.005 per share.
(5)
The ratio of expenses to average net assets includes dividends and interest on securites sold short. The expense ratios excluding dividends and interest on securities sold short were 1.36% for the year ended September 30, 2016, 1.33% for the year ended September 30, 2015, 1.33% for the year ended September 30, 2014, 1.32% for the year ended September 30, 2013, and 1.31% for the year ended September 30, 2012.

(6)	The net investment income ratios include dividends and interest on securities sold short.
(7)	The portfolio turnover rate excludes purchases and sales of securities sold short.

44	The Leuthold Funds - 2016 Annual Report	See Notes to the Financial Statements.

Leuthold Select Industries Fund - LSLTX

Financial Highlights

	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	September 30,		September 30,		September 30,		September 30,	September 30,
	2016		2015		2014		2013	2012

Per Share Data(1):
Net asset value, beginning of year	$21.27		$20.02		$16.82		$13.26	$10.78
Income (loss) from investment operations:
Net investment income (loss)	(0.00	)(2)	(0.03	)(2)	(0.07	)(2)	0.03 (3)	0.03 (3)
Net realized and unrealized gain on investments	0.45		1.28		3.27		3.58	2.47
Total from investment operations	0.45		1.25		3.20		3.61	2.50

Less distributions:
From net investment income	(0.03)		—		—		(0.05)	(0.02)
From net realized gain	(0.28)		—		—		—	—
Total distributions	(0.31)		—		—		(0.05)	(0.02)
Net asset value, end of year	$21.41		$21.27		$20.02		$16.82	$13.26

Total Return	2.09%		6.24%		19.02%		27.26%	23.34%

Supplemental data and ratios:
Net assets, end of year	$12,630,891		$12,624,145		$14,977,451		$9,805,531	$13,458,427
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	1.72%		1.73%		1.68%		1.80%	1.71%
After expense reimbursement or recovery	1.50%		1.50%		1.58%		1.60%	1.60%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(0.20)%		(0.35)%		(0.44)%		0.00%	0.11%
After expense reimbursement or recovery	0.02%		(0.12)%		(0.34)%		0.20%	0.22%
Portfolio turnover rate	118.26%		77.42%		66.79%		136.34%	139.61%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)	Net investment income per share is calculated based on average shares outstanding.

See Notes to the Financial Statements.	The Leuthold Funds - 2016 Annual Report	45

Leuthold Global Industries Fund - Retail - LGINX

Financial Highlights

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2016	2015	2014	2013	2012
Per Share Data(1):
Net asset value, beginning of year	$15.76	$16.54	$14.89	$11.44	$9.77
Income (loss) from investment operations:
Net investment income	0.12 (2)	0.04 (2)	0.08 (2)	0.10 (2)	0.01 (3)
Net realized and unrealized gain (loss) on investments	0.41	(0.46)	1.68	3.43	1.68
Total from investment operations	0.53	(0.42)	1.76	3.53	1.69

Less distributions:
From net investment income	(0.07)	(0.05)	(0.11)	(0.08)	(0.02)
From net realized gain	(0.58)	(0.31)	—	—	—
Redemption fees	—	0.00 (4)	0.00 (4)	0.00 (4)	—
Total distributions	(0.65)	(0.36)	(0.11)	(0.08)	(0.02)
Net asset value, end of year	$15.64	$15.76	$16.54	$14.89	$11.44

Total Return	3.24%	(2.61)%	11.78%	30.98%	17.33%

Supplemental data and ratios:
Net assets, end of year	$1,833,241	$5,015,722	$11,351,746	$4,797,409	$3,782,099
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	2.35%	2.04%	2.06%	2.70%	2.52%
After expense reimbursement or recovery	1.50%	1.50%	1.72%	1.96%	2.00%
Ratio of net investment income to average net assets:
Before expense reimbursement or recovery	(0.10)%	(0.29)%	0.18%	0.01%	(0.45)%
After expense reimbursement or recovery	0.75%	0.24%	0.52%	0.75%	0.07%
Portfolio turnover rate	110.53%	95.84%	107.17%	142.87%	117.30%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment income per share is calculated based on average shares outstanding.
(3)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Amount represents less than $0.005 per share.

46	The Leuthold Funds - 2016 Annual Report	See Notes to the Financial Statements.

Leuthold Global Industries Fund - Institutional - LGIIX

Financial Highlights

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2016	2015	2014	2013	2012
Per Share Data(1):
Net asset value, beginning of year	$15.82	$16.63	$14.95	$11.48	$9.77
Income (loss) from investment operations:
Net investment income	0.15 (2)	0.08 (2)	0.13 (2)	0.13 (2)	0.06 (3)
Net realized and unrealized gain (loss) on investments	0.43	(0.48)	1.69	3.45	1.67
Total from investment operations	0.58	(0.40)	1.82	3.58	1.73

Less distributions:
From net investment income	(0.12)	(0.10)	(0.14)	(0.11)	(0.02)
From net realized gain	(0.58)	(0.31)	—	—	—
Redemption fees	—	0.00 (4)	—	0.00 (4)	—
Total distributions	(0.70)	(0.41)	(0.14)	(0.11)	(0.02)
Net asset value, end of year	$15.70	$15.82	$16.63	$14.95	$11.48

Total Return	3.47%	(2.44)%	12.16%	31.17%	17.84%

Supplemental data and ratios:
Net assets, end of year	$9,802,258	$14,272,916	$16,853,310	$9,705,739	$4,152,513
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	2.10%	1.79%	1.81%	2.45%	2.27%
After expense reimbursement or recovery	1.25%	1.25%	1.47%	1.71%	1.75%
Ratio of net investment income to average net assets:
Before expense reimbursement or recovery	0.15%	(0.05)%	0.43%	0.26%	(0.20)%
After expense reimbursement or recovery	1.00%	0.49%	0.77%	1.00%	0.32%
Portfolio turnover rate	110.53%	95.84%	107.17%	142.87%	117.30%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net Investement income per share is calculated based on average shares outstanding.
(3)	Net invesment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Amount represents less than $0.005 per share.

See Notes to the Financial Statements.	The Leuthold Funds - 2016 Annual Report	47

Grizzly Short Fund - GRZZX

Financial Highlights

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	September 30,		September 30,		September 30,		September 30,		September 30,
	2016		2015		2014		2013		2012
Per Share Data (1):
Net asset value, beginning of year	$7.99		$7.37		$8.58		$11.06		$16.14
Income (loss) from investment operations:
Net investment loss	(0.18	)(2)	(0.20	)(2)	(0.26	)(3)	(0.34	)(2)	(0.40	)(2)
Net realized and unrealized gain (loss) on investments and securities sold short	(1.64)		0.82		(0.95)		(2.14)		(4.68)
Total from investment operations	(1.82)		0.62		(1.21)		(2.48)		(5.08)

Less distributions:
From net investment income	—		—		—		—		—
From net realized gain	—		—		—		—		—
From return of capital	—		—		—		—		—
Total distributions	—		—		—		—		—
Net asset value, end of year	$6.17		$7.99		$7.37		$8.58		$11.06

Total Return	(22.78)%		8.41%		(14.20)%		(22.33)%		(31.47)%

Supplemental data and ratios:
Net assets, end of year	$178,211,844		$265,843,184		$72,182,207		$94,914,802		$136,286,009
Ratio of expenses to average net assets(4)	2.65%		2.81%		3.35%		3.43%		3.09%
Ratio of net investment loss to average net assets(5)	(2.50)%		(2.81)%		(3.35)%		(3.42)%		(3.09)%
Portfolio turnover rate(6)	0.00%		0.00%		0.00%		0.00%		0.00%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment loss per share is calculated based on average shares outstanding.
(3)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)
The ratio of expenses to average net assets includes dividends and interest on securites sold short. The expense ratios excluding dividends and interest on securities sold short were 1.52% for the year ended September 30, 2016, 1.55% for the year ended September 30, 2015, 1.57% for the year ended September 30, 2014, 1.54% for the year ended September 30, 2013, and 1.52% for the year ended September 30, 2012.

(5)	The net investment income ratios include dividends and interest on securities sold short.
(6)	The portfolio turnover rate excludes purchases and sales of securities sold short.

48	The Leuthold Funds - 2016 Annual Report	See Notes to the Financial Statements.

Leuthold Core Investment Fund

Consolidated Schedule of Investments
September 30, 2016

	Shares	Fair Value
COMMON STOCKS - 61.89%

Aerospace & Defense - 2.75%
General Dynamics Corp.	18,223	$2,827,481
L-3 Communications Holdings, Inc.	24,573	3,703,888
Northrop Grumman Corp.	36,170	7,738,571
Raytheon Co.	39,483	5,374,821
Spirit AeroSystems Holdings, Inc. - Class A (a)	56,878	2,533,346
Textron, Inc.	68,198	2,710,871
		24,888,978

Air Freight & Logistics - 0.03%
Hyundai Glovis Co., Ltd. (b)	1,826	301,561

Airlines - 3.69%
Air China, Ltd. (b)	342,000	231,187
Alaska Air Group, Inc.	51,908	3,418,661
American Airlines Group, Inc.	138,881	5,084,433
Asia Aviation PCL - NVDR	1,370,500	283,133
China Southern Airlines Co., Ltd. - ADR	6,579	185,199
Delta Air Lines, Inc.	161,798	6,368,369
Grupo Aeromexico SAB de CV (a)(b)	187,120	340,179
Hawaiian Holdings, Inc. (a)	157,656	7,662,082
JetBlue Airways Corp. (a)	161,798	2,789,398
Singapore Airlines, Ltd. (b)	31,300	241,814
Southwest Airlines Co.	173,118	6,732,559
		33,337,014

Auto Components - 2.88%
American Axle & Manufacturing Holdings, Inc. (a)	151,600	2,610,552
BorgWarner, Inc.	110,611	3,891,295
Cooper Tire & Rubber Co.	71,203	2,707,138
Cooper-Standard Holding, Inc. (a)	24,282	2,399,062
Gentex Corp.	144,899	2,544,426
Hota Industrial Manufacturing Co., Ltd. (b)	74,000	361,706
Lear Corp.	32,038	3,883,646
Magna International, Inc. (b)	93,464	4,014,279
Minth Group, Ltd. (b)	126,000	444,482
Tenneco, Inc. (a)	44,447	2,589,927
Tong Yang Industry Co., Ltd. (b)	170,000	404,795
Tupy SA (b)	44,400	190,316
		26,041,624

Automobiles - 0.25%
Geely Automobile Holdings, Ltd. (b)	550,000	495,248
Great Wall Motor Co., Ltd. (b)	415,000	408,092
Tata Motors, Ltd. - ADR	28,163	1,125,956
Tofas Turk Otomobil Fabrikasi AS (b)	36,676	267,426
		2,296,722

Banks - 1.34%
Banco de Chile (b)	1,394,134	155,774
Banco Macro SA - ADR	20,811	1,628,461
Bank Negara Indonesia Persero Tbk PT (b)	589,200	251,349
Bank of China, Ltd. (b)	2,065,000	953,625
China Everbright Bank Co., Ltd. (b)	593,000	277,728
China Merchants Bank Co., Ltd. (b)	107,500	273,376
Chong Hing Bank, Ltd. (b)	120,000	242,382
Credicorp, Ltd. (b)	16,304	2,481,795
Grupo Financiero Galicia SA - ADR	52,900	1,645,719
Kasikornbank PCL - NVDR	38,300	207,959
KB Financial Group, Inc. - ADR	81,579	2,790,818
Kiatnakin Bank PCL - NVDR	124,000	190,065
Sociedad Matriz del Banco de Chile SA - Class B (b)	911,842	291,180

See Notes to the Financial Statements.	The Leuthold Funds - 2016 Annual Report	49

Leuthold Core Investment Fund

Consolidated Schedule of Investments (continued)
September 30, 2016

	Shares	Fair Value
COMMON STOCKS - 61.89% (continued)

Banks - 1.34% (continued)
Taiwan Business Bank (b)	1,006,684	$256,505
Turkiye Sinai Kalkinma Bankasi AS (b)	432,044	191,458
Woori Bank (b)	27,137	282,065
		12,120,259

Biotechnology - 2.20%
AbbVie, Inc.	79,326	5,003,091
Amgen, Inc.	29,199	4,870,685
Biogen, Inc. (a)	16,368	5,123,675
Gilead Sciences, Inc.	61,828	4,891,831
		19,889,282

Building Products - 3.28%
American Woodmark Corp. (a)	33,961	2,736,238
Apogee Enterprises, Inc.	60,467	2,702,270
Caesarstone, Ltd. (a)(b)	69,855	2,634,232
China Lesso Group Holdings, Ltd. (b)	525,881	359,197
Gibraltar Industries, Inc. (a)	57,982	2,154,031
Masco Corp.	131,150	4,499,757
Owens Corning	87,249	4,658,224
Patrick Industries, Inc. (a)	45,005	2,786,710
Universal Forest Products, Inc.	31,476	3,100,071
USG Corp. (a)	155,447	4,018,305
		29,649,035

Capital Markets - 2.48%
CME Group, Inc.	50,295	5,256,833
Intercontinental Exchange, Inc.	19,094	5,143,160
Moody’s Corp.	50,009	5,414,974
Morningstar, Inc.	18,981	1,504,624
NASDAQ, Inc.	75,381	5,091,233
		22,410,824

Chemicals - 0.68%
AECI, Ltd. (b)	29,587	224,259
China Lumena New Materials Corp. (a)(b)(d)(e)	838,000	6,482
Grupa Azoty SA (b)	8,328	134,251
Gubre Fabrikalari TAS (b)	145,421	233,977
Innospec, Inc.	32,028	1,947,623
Korea Petrochemical Industry Co., Ltd. (b)	1,257	245,857
Kukdo Chemical Co., Ltd. (b)	2,770	139,391
PTT Global Chemical PCL - NVDR	96,400	164,303
Scientex BHD (b)	249,344	399,125
SKC Co., Ltd. (b)	6,350	164,152
Soda Sanayii AS (b)	362,852	498,233
Stepan Co.	26,782	1,945,980
		6,103,633

Communications Equipment - 0.35%
Cisco Systems, Inc.	98,459	3,123,119

Containers & Packaging - 0.25%
Kian JOO CAN Factory BHD (b)	279,500	189,240
Packaging Corp. of America	25,604	2,080,581
		2,269,821

Distributors - 0.46%
Genuine Parts Co.	41,140	4,132,513

Diversified Consumer Services - 0.02%
Kroton Educacional SA (b)	37,700	172,726

Diversified Financial Services - 0.04%
Fubon Financial Holding Co., Ltd. (b)	236,000	350,674

50	The Leuthold Funds - 2016 Annual Report	See Notes to the Financial Statements.

Leuthold Core Investment Fund

Consolidated Schedule of Investments (continued)
September 30, 2016

	Shares	Fair Value
COMMON STOCKS - 61.89% (continued)

Diversified Telecommunication Services - 0.15%
China Communications Services Corp., Ltd. (b)	560,000	$351,497
China Telecom Corp., Ltd. - ADR	4,328	220,901
CITIC Telecom International Holdings, Ltd. (b)	634,000	237,247
Telekomunikasi Indonesia Persero Tbk PT - ADR	8,481	560,425
		1,370,070

Electric Utilities - 0.10%
EDP - Energias do Brasil SA (b)	67,800	299,374
Enersis Chile SA - ADR	17,142	81,424
Equatorial Energia SA (b)	18,400	288,378
Tenaga Nasional Bhd (b)	57,600	199,173
		868,349

Electronic Equipment, Instruments & Components - 5.23%
Arrow Electronics, Inc. (a)	90,563	5,793,315
Avnet, Inc.	116,793	4,795,521
Benchmark Electronics, Inc. (a)	96,361	2,404,207
Chin-Poon Industrial Co., Ltd. (b)	226,000	505,245
DataTec, Ltd. (b)	36,718	129,774
Flex, Ltd. (a)	434,866	5,922,875
FLEXium Interconnect, Inc. (b)	48,710	146,070
Hon Hai Precision Industry Co., Ltd. (b)	166,300	420,849
Ingram Micro, Inc. - Class A	180,573	6,439,233
Jabil Circuit, Inc.	299,022	6,524,660
Jahwa Electronics Co., Ltd. (b)	12,380	206,654
Methode Electronics, Inc.	73,720	2,577,988
Plexus Corp. (a)	46,938	2,195,760
Sanmina Corp. (a)	113,203	3,222,889
Tech Data Corp. (a)	70,959	6,010,937
		47,295,977

Food & Staples Retailing - 0.41%
Cosco Capital, Inc. (b)	920,700	157,597
Organizacion Soriana SAB de CV - Class B (a)(b)	109,700	269,869
Shoprite Holdings, Ltd. (b)	22,004	307,454
SpartanNash Co.	49,975	1,445,277
United Natural Foods, Inc. (a)	38,379	1,536,695
		3,716,892

Food Products - 0.41%
Astral Foods, Ltd. (b)	41,895	359,933
BRF SA - ADR	11,205	191,157
CJ CheilJedang Corp. (b)	492	162,825
Gruma Sab de CV - Class B (b)	14,900	195,478
Grupo Bimbo SAB de CV - Class A (b)	89,300	236,264
Indofood Sukses Makmur Tbk PT (b)	399,400	267,113
Industrias Bachoco SAB de CV (b)	38,300	160,056
JBS SA (b)	70,700	256,960
Kernel Holding SA (b)	30,988	479,336
Namchow Chemical Industrial Co., Ltd. (b)	87,000	193,260
Sao Martinho SA (b)	16,800	300,185
Thai Union Group PCL - NVDR	400,000	247,638
Thai Vegetable Oil PCL - NVDR	262,900	231,640
Uni-President Enterprises Corp. (b)	105,560	198,612
WH Group, Ltd. (b)	266,000	214,993
		3,695,450

Gas Utilities - 0.01%
Gas Natural Chile SA (b)	12,885	64,716
Gasco SA (b)	12,885	32,917
		97,633

See Notes to the Financial Statements.	The Leuthold Funds - 2016 Annual Report	51

Leuthold Core Investment Fund

Consolidated Schedule of Investments (continued)
September 30, 2016

	Shares	Fair Value
COMMON STOCKS - 61.89% (continued)

Health Care Equipment & Supplies - 0.13%
Kossan Rubber Industries (b)	222,900	$370,826
St. Shine Optical Co., Ltd. (b)	10,000	233,589
TaiDoc Technology Corp. (b)	37,050	144,647
United Orthopedic Corp. (b)	102,000	244,057
Vieworks Co., Ltd. (b)	3,668	217,474
		1,210,593

Health Care Providers & Services - 4.51%
Aetna, Inc.	52,184	6,024,643
Anthem, Inc.	38,931	4,878,444
Banmedica SA (b)	92,468	194,026
Centene Corp. (a)	75,653	5,065,725
Cigna Corp.	30,096	3,922,111
Humana, Inc.	23,469	4,151,431
McKesson Corp.	46,110	7,688,842
Netcare, Ltd. (b)	71,883	176,449
Owens & Minor, Inc.	41,416	1,438,378
Qualicorp SA (b)	70,600	415,505
Sinopharm Group Co., Ltd. (b)	54,800	265,414
UnitedHealth Group, Inc.	46,662	6,532,680
		40,753,648

Household Durables - 1.33%
Arcelik AS (b)	40,072	282,020
Ethan Allen Interiors, Inc.	46,668	1,459,308
Haier Electronics Group Co., Ltd. (b)	174,000	289,432
Lentex SA (b)	90,904	221,560
Meritage Homes Corp. (a)	67,370	2,337,739
Mohawk Industries, Inc. (a)	12,278	2,459,775
TRI Pointe Group, Inc. (a)	200,453	2,641,971
Whirlpool Corp.	14,384	2,332,509
		12,024,314

Independent Power & Renewable Electricity Producers - 0.04%
China Power International Development, Ltd. (b)	502,000	194,500
Datang International Power Generation Co., Ltd. (b)	554,000	148,649
		343,149

Industrial Conglomerates - 0.15%
Aboitiz Equity Ventures, Inc. (b)	97,390	152,511
Alfa SAB de CV - Class A (b)	165,100	257,147
AntarChile SA (b)	26,729	258,104
Harim Holdings Co., Ltd. (a)(b)	33,198	129,510
KAP Industrial Holdings, Ltd. (b)	519,890	283,387
Turkiye Sise ve Cam Fabrikalari AS (b)	241,722	256,168
		1,336,827

Insurance - 0.29%
China Taiping Insurance Holdings Co., Ltd. (a)(b)	67,000	133,605
Hanwha General Insurance Co., Ltd. (b)	37,378	221,846
Hanwha Life Insurance Co., Ltd. (b)	25,925	135,947
Korean Reinsurance Co. (b)	15,388	162,886
PICC Property & Casualty Co., Ltd. (b)	790,000	1,324,491
Ping An Insurance Group Co. of China, Ltd. (b)	84,000	440,344
Santam, Ltd. (b)	13,398	218,515
		2,637,634

Internet Software & Services - 0.23%
Alibaba Group Holding, Ltd. - ADR (a)	7,265	768,564
Tencent Holdings, Ltd. (b)	47,500	1,320,597
		2,089,161

52	The Leuthold Funds - 2016 Annual Report	See Notes to the Financial Statements.

Leuthold Core Investment Fund

Consolidated Schedule of Investments (continued)
September 30, 2016

	Shares	Fair Value
COMMON STOCKS - 61.89% (continued)

IT Services - 6.78%
Accenture PLC - Class A (b)	54,669	$6,678,912
Amdocs, Ltd.	47,214	2,731,330
CACI International, Inc. - Class A (a)	20,708	2,089,437
CGI Group, Inc. - Class A (a)(b)	44,177	2,104,150
Cognizant Technology Solutions Corp. - Class A (a)	46,938	2,239,412
Convergys Corp.	85,869	2,612,135
DST Systems, Inc.	33,685	3,972,135
Fiserv, Inc. (a)	57,154	5,685,108
Global Payments, Inc.	63,228	4,853,381
International Business Machines Corp.	41,416	6,578,932
MasterCard, Inc. - Class A	62,676	6,378,537
Net 1 UEPS Technologies, Inc. (a)(b)	10,038	85,925
NeuStar, Inc. - Class A (a)	68,198	1,813,385
Nice Information & Telecommunication, Inc. (b)	10,689	351,318
Science Applications International Corp.	42,796	2,968,759
TravelSky Technology, Ltd. (b)	321,000	766,165
Visa, Inc. - Class A	88,906	7,352,526
Western Union Co.	96,637	2,011,982
		61,273,529

Life Sciences Tools & Services - 0.47%
PerkinElmer, Inc.	38,575	2,164,443
VWR Corp. (a)	75,123	2,130,488
		4,294,931

Machinery - 0.25%
Crane Co.	35,894	2,261,681

Media - 2.76%
Interpublic Group of Companies, Inc.	325,805	7,281,742
Megacable Holdings SAB de CV (b)	44,900	172,447
Multiplus SA (b)	15,300	208,178
Omnicom Group, Inc.	114,308	9,716,180
WPP PLC - ADR	64,056	7,540,672
		24,919,219

Multiline Retail - 1.44%
Big Lots, Inc.	97,741	4,667,133
Dillard’s, Inc. - Class A	39,770	2,505,908
Dollar General Corp.	82,832	5,797,411
		12,970,452

Oil, Gas & Consumable Fuels - 0.28%
Cosan, Ltd. - Class A (b)	78,637	562,255
Grupa Lotos SA (a)(b)	33,119	246,658
IRPC PCL - NVDR	1,716,100	242,408
Kunlun Energy Co., Ltd. (b)	488,000	377,235
NewOcean Energy Holdings, Ltd. (b)	422,000	113,726
Polski Koncern Naftowy ORLEN SA (b)	15,388	261,706
Polskie Gornictwo Naftowe i Gazownictwo SA (b)	208,722	275,833
Siamgas & Petrochemicals PCL - NVDR	597,000	184,825
Thai Oil PCL - NVDR	132,700	263,108
		2,527,754

Paper & Forest Products - 0.08%
Lee & Man Paper Manufacturing, Ltd. (b)	404,000	369,059
Sappi, Ltd. (a)(b)	65,363	338,559
		707,618

See Notes to the Financial Statements.	The Leuthold Funds - 2016 Annual Report	53

Leuthold Core Investment Fund

Consolidated Schedule of Investments (continued)
September 30, 2016

	Shares	Fair Value
COMMON STOCKS - 61.89% (continued)

Personal Products - 0.13%
AMOREPACIFIC Group (b)	7,514	$1,135,263

Pharmaceuticals - 0.08%
China Pharmaceutical Group, Ltd. (b)	302,000	303,204
Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd. (a)(b)	66,000	162,780
Sino Biopharmaceutical, Ltd.(b)	400,000	270,573
		736,557

Real Estate Investment Trusts (REITs) - 0.03%
Prologis Property Mexico SA de CV (b)	151,700	248,873

Real Estate Management & Development - 0.37%
China Jinmao Holdings Group, Ltd. (b)	726,000	225,329
China Vanke Co., Ltd. (b)	146,700	383,525
Ciputra Development Tbk PT (b)	2,562,200	313,140
Filinvest Land, Inc. (b)	4,277,000	162,097
Hang Lung Properties, Ltd. (b)	64,000	145,174
KWG Property Holding, Ltd. (b)	415,000	274,905
New World Development Co., Ltd. (b)	255,000	334,380
Pakuwon Jati Tbk PT (b)	5,180,600	269,110
SP Setia Bhd Group (b)	232,500	196,210
Sunway Bhd (b)	318,500	238,875
UOA Development Bhd (b)	428,800	259,811
Vista Land & Lifestyles, Inc. (b)	2,417,900	269,366
Yanlord Land Group, Ltd. (b)	273,600	281,422
		3,353,344

Road & Rail - 0.03%
JSL SA (b)	78,914	261,821

Semiconductors & Semiconductor Equipment - 4.76%
Advanced Semiconductor Engineering, Inc. - ADR	25,131	148,524
Applied Materials, Inc.	267,822	8,074,833
Chen Full International Co., Ltd. (b)	98,000	163,697
ChipMOS TECHNOLOGIES Bermuda, Ltd. (b)	14,108	279,338
Intel Corp.	82,371	3,109,505
Lam Research Corp.	90,287	8,551,082
MKS Instruments, Inc.	74,548	3,707,272
QUALCOMM, Inc.	39,876	2,731,506
Samsung Electronics Co., Ltd. (b)	1,327	1,933,124
SolarEdge Technologies, Inc. (a)(b)	152,134	2,621,269
Taiwan Semiconductor Co., Ltd. (b)	234,000	276,178
Taiwan Semiconductor Manufacturing Co., Ltd.- ADR	13,311	407,184
Teradyne, Inc.	324,148	6,995,114
Tessera Technologies, Inc.	99,122	3,810,250
Wonik Holdings Co., Ltd. (a)(b)	32,335	216,664
		43,025,540

Software - 2.02%
Activision Blizzard, Inc.	205,699	9,112,466
Electronic Arts, Inc. (a)	107,405	9,172,387
		18,284,853

Specialty Retail - 3.95%
Advance Auto Parts, Inc.	13,805	2,058,601
American Eagle Outfitters, Inc.	138,127	2,466,948
Asbury Automotive Group, Inc. (a)	49,699	2,766,743
AutoNation, Inc. (a)	68,474	3,335,368

54	The Leuthold Funds - 2016 Annual Report	See Notes to the Financial Statements.

Leuthold Core Investment Fund

Consolidated Schedule of Investments (continued)
September 30, 2016

	Shares	Fair Value
COMMON STOCKS - 61.89% (continued)

Specialty Retail - 3.95% (continued)
AutoZone, Inc. (a)	5,246	$4,030,712
Berjaya Auto Bhd (b)	547,400	301,795
Caleres, Inc.	61,730	1,561,152
CarMax, Inc. (a)	82,279	4,389,585
Group 1 Automotive, Inc.	37,826	2,416,325
Lithia Motors, Inc. - Class A	35,065	3,349,409
O’Reilly Automotive, Inc. (a)	15,462	4,331,061
Penske Automotive Group, Inc.	88,354	4,256,896
Super Group, Ltd. (a)(b)	137,617	425,913
		35,690,508

Technology Hardware, Storage & Peripherals - 0.53%
Catcher Technology Co., Ltd. (b)	39,000	319,118
Foxconn Technology Co., Ltd. (b)	72,945	215,087
HP, Inc.	206,122	3,201,075
Pegatron Corp. (b)	400,000	1,035,202
		4,770,482

Textiles, Apparel & Luxury Goods - 0.02%
Texwinca Holdings, Ltd. (b)	280,000	194,012

Trading Companies & Distributors - 2.59%
AerCap Holdings NV (a)(b)	136,672	5,260,505
Air Lease Corp.	129,493	3,700,910
GATX Corp.	86,421	3,850,056
United Rentals, Inc. (a)	81,451	6,393,089
WESCO International, Inc. (a)	68,198	4,193,495
		23,398,055

Transportation Infrastructure - 0.05%
Wilson Sons, Ltd. - BDR	38,400	413,147

Water Utilities - 1.51%
American States Water Co.	31,752	1,271,667
American Water Works Co., Inc.	54,669	4,091,428
Aqua America, Inc.	117,345	3,576,676
California Water Service Group	59,915	1,922,672
Cia de Saneamento Basico do Estado de Sao Paulo - ADR	298,973	2,768,490
		13,630,933

Wireless Telecommunication Services - 0.07%
China Mobile, Ltd. - ADR	10,779	663,124

TOTAL COMMON STOCKS (Cost $467,564,163)		$559,289,178

PREFERRED STOCKS - 0.91%

Banks - 0.88%
Banco Bradesco SA - ADR	285,214	$2,586,891
Bancolombia SA - ADR	66,355	2,590,499
Itau Unibanco Holding SA - ADR	248,759	2,721,424
		7,898,814

Chemicals - 0.03%
Braskem SA - ADR	18,973	291,805
TOTAL PREFERRED STOCKS (Cost $8,244,556)		$8,190,619

See Notes to the Financial Statements.	The Leuthold Funds - 2016 Annual Report	55

Leuthold Core Investment Fund

Consolidated Schedule of Investments (continued)
September 30, 2016

	Shares	Fair Value
INVESTMENT COMPANIES - 10.27%

Exchange-Traded Funds - 10.27%
CurrencyShares Japanese Yen Trust (a)	49,899	$4,750,884
iShares CMBS ETF	20,199	1,072,163
iShares Floating Rate Bond ETF	116,477	5,911,208
iShares International Treasury Bond ETF	119,000	11,948,790
iShares JP Morgan USD Emerging Markets Bond ETF	29,573	3,466,251
iShares MBS ETF	147,325	16,219,009
iShares MSCI India Small-Cap ETF	22,832	839,304
iShares MSCI Russia Capped ETF	54,247	789,837
iShares MSCI UAE Capped ETF	17,006	288,252
PowerShares Build America Bond Portfolio	47,278	1,484,056
PowerShares Senior Loan Portfolio	396,957	9,213,372
SPDR Barclays International Treasury Bond ETF (a)	1,041,734	30,043,609
SPDR Barclays Short-Term International Treasury Bond ETF	52,283	1,663,122
VanEck Vectors Russia ETF	41,340	775,538
Vanguard Mortgage-Backed Securities ETF	79,679	4,299,479
TOTAL INVESTMENT COMPANIES (Cost $89,677,171)		$92,764,874

	Principal Amount	Fair Value
CORPORATE BONDS - 3.66%

Banks - 1.05%
JP Morgan Chase & Co. 1.500%, 01/27/2025	$4,600,000	$5,482,846
Wells Fargo & Co. 1.125%, 10/29/2021	3,430,000	4,020,790
		9,503,636

Biotechnology - 0.37%
AbbVie, Inc. 2.850%, 05/14/2023	3,260,000	3,309,562

Capital Markets - 0.51%
Goldman Sachs Group, Inc. 6.150%, 04/01/2018	4,326,000	4,607,670

Diversified Telecommunication Services - 0.53%
AT&T, Inc. 3.400%, 05/15/2025	4,700,000	4,828,818

Health Care Providers & Services - 0.28%
Coventry Health Care, Inc. 5.950%, 03/15/2017	2,469,000	2,521,120

Internet Software & Services - 0.39%
Alibaba Group Holding, Ltd. 2.500%, 11/28/2019 (b)	3,480,000	3,549,798

Software - 0.53%
Oracle Corp. 2.950%, 05/15/2025	4,620,000	4,772,146
TOTAL CORPORATE BONDS (Cost $31,739,171)		$33,092,750

MUNICIPAL BONDS - 0.28%
State of California 5.700%, 11/01/2021	$2,180,000	$2,574,907
TOTAL MUNICIPAL BONDS (Cost $2,499,248)		$2,574,907

56	The Leuthold Funds - 2016 Annual Report	See Notes to the Financial Statements.

Leuthold Core Investment Fund

Consolidated Schedule of Investments (continued)
September 30, 2016

		Principal Amount	Fair Value
UNITED STATES TREASURY OBLIGATIONS - 3.93%

United States Treasury Notes - 3.93%
0.625%, 05/31/2017		$19,674,000	$19,677,836
2.125%, 05/15/2025		15,176,000	15,866,038
TOTAL UNITED STATES TREASURY OBLIGATIONS (Cost $34,955,631)			$35,543,874

FOREIGN GOVERNMENT BONDS - 2.93%
Bank Nederlands Gemeenten NV 1.850%, 11/07/2016 (b)	JPY	410,000,000	$4,051,935
Development Bank of Japan 1.750%, 03/17/2017 (b)	JPY	410,000,000	4,077,669
Government of France 0.500%, 05/25/2025 (b)	EUR	4,570,000	5,367,259
Mexico Government International Bond 5.950%, 03/19/2019 (b)		$2,020,000	2,240,180
Poland Government International Bond 6.375%, 07/15/2019 (b)		$2,000,000	2,250,000
Republic of Italy 1.350%, 04/15/2022 (b)	EUR	5,330,000	6,287,183
Turkey Government International Bond 7.500%, 11/07/2019 (b)		$2,010,000	2,235,522
TOTAL FOREIGN GOVERNMENT BONDS (Cost $25,860,374)			$26,509,748

	Shares	Fair Value
SHORT-TERM INVESTMENTS - 16.15%

Money Market Funds - 16.15%
Fidelity Institutional Money Market Funds - Government Portfolio, 0.027% (c)	145,921,986	$145,921,986
TOTAL SHORT-TERM INVESTMENTS (Cost $145,921,986)		$145,921,986

Total Investments (Cost $806,462,300) - 100.02%		$903,887,936
Liabilities in Excess of Other Assets - (0.02)%		(193,917)
TOTAL NET ASSETS - 100.00%		$903,694,019

Percentages are stated as a percent of net assets.
ADR	American Depositary Receipt
BDR	Brazillian Depositary Receipt
EUR	Euro
JPY	Japanese Yen
NVDR	Non-Voting Depositary Receipt
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate quoted is the annualized seven-day yield as of September 30, 2016.
(d)	Illiquid security. These securities total $6,482, which represents an amount that rounds to 0.00% of total net assets.
(e)	These securities are currently being fair valued in accordance with procedures established by the Board of Directors of Leuthold Funds, Inc.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See Notes to the Financial Statements.	The Leuthold Funds - 2016 Annual Report	57

Leuthold Global Fund

Consolidated Schedule of Investments
September 30, 2016

	Shares	Fair Value
COMMON STOCKS - 63.30%

Airlines - 1.44%
Delta Air Lines, Inc.	29,483	$1,160,451
JetBlue Airways Corp. (a)	49,162	847,553
United Continental Holdings, Inc. (a)	11,802	619,251
		2,627,255

Auto Components - 5.10%
Brembo SpA (b)	9,427	562,529
Calsonic Kansei Corp. (b)	120,000	1,111,612
Cheng Shin Rubber Industry Co., Ltd. (b)	265,000	559,035
Cooper Tire & Rubber Co.	17,927	681,584
Cooper-Standard Holding, Inc. (a)	5,440	537,472
Faurecia (b)	14,228	558,348
Goodyear Tire & Rubber Co.	32,059	1,035,506
Lear Corp.	11,343	1,374,998
Leoni AG (b)	4,689	170,712
Magna International, Inc. (b)	26,519	1,138,991
Plastic Omnium SA (b)	21,677	719,345
Tong Yang Industry Co., Ltd. (b)	366,000	871,501
		9,321,633

Automobiles - 2.93%
Ford Motor Co.	53,496	645,697
Geely Automobile Holdings, Ltd. (b)	490,000	441,221
General Motors Co.	27,190	863,826
Great Wall Motor Co., Ltd. (b)	502,000	493,644
Hyundai Motor Co. (b)	2,708	334,659
Kia Motors Corp. (b)	10,750	413,035
Nissan Motor Co., Ltd. (b)	55,100	540,469
Renault SA (b)	6,878	565,850
Tata Motors, Ltd. - ADR	26,459	1,057,831
		5,356,232

Banks - 2.69%
Banco do Brasil SA (b)	91,200	643,867
CIMB Group Holdings Bhd (b)	541,000	617,406
Grupo Financiero Banorte SAB de CV (b)	105,900	555,941
Krung Thai Bank PCL - NVDR	1,196,600	609,946
Nedbank Group, Ltd. (b)	42,567	692,354
Taishin Financial Holding Co., Ltd. (b)	1,545,274	576,571
TMB Bank PCL - NVDR	9,000,900	552,176
Woori Bank (b)	64,888	674,453
		4,922,714

Building Products - 3.31%
American Woodmark Corp. (a)	9,100	733,187
Apogee Enterprises, Inc.	15,503	692,829
Asahi Glass Co., Ltd. (b)	153,000	989,291
Cie de Saint-Gobain (b)	15,809	684,059
Kingspan Group PLC (b)	24,472	659,228
Owens Corning	19,193	1,024,714
Universal Forest Products, Inc.	6,452	635,458
USG Corp. (a)	24,095	622,856
		6,041,622

Capital Markets - 2.74%
BM&F Bovespa SA - Bolsa de Valores Mercadorias e Futuros (b)	221,300	1,149,999
Deutsche Boerse AG (a)(b)	13,885	1,127,028
Euronext NV (b)	10,729	457,797
NASDAQ, Inc.	16,389	1,106,913
Thomson Reuters Corp.	28,079	1,161,909
		5,003,646

58	The Leuthold Funds - 2016 Annual Report	See Notes to the Financial Statements.

Leuthold Global Fund

Consolidated Schedule of Investments (continued)
September 30, 2016

	Shares	Fair Value
COMMON STOCKS - 63.30% (continued)

Chemicals - 3.55%
Denka Co., Ltd. (b)	224,000	$970,111
Hyosung Corp. (b)	5,623	668,100
Lotte Chemical Corp. (b)	4,591	1,251,472
LyondellBasell Industries NV - Class A (b)	19,117	1,541,977
Mitsui Chemicals, Inc. (b)	164,000	780,107
Tosoh Corp. (b)	207,000	1,275,867
		6,487,634

Construction & Engineering - 1.19%
Aecon Group, Inc. (b)	49,374	681,929
KBR, Inc.	48,621	735,636
NCC AB - Class B (b)	29,128	763,307
		2,180,872

Construction Materials - 2.99%
BBMG Corp. (b)	1,437,000	557,385
CSR, Ltd. (b)	164,907	459,779
Eagle Materials, Inc.	9,680	748,264
Headwaters, Inc. (a)	36,307	614,314
HeidelbergCement AG (b)	7,554	714,399
James Hardie Industries PLC (b)	47,273	740,125
Semen Indonesia Persero Tbk PT (b)	731,500	568,231
Taiheiyo Cement Corp. (b)	242,000	696,346
Tipco Asphalt PCL - NVDR	661,300	365,463
		5,464,306

Distributors - 0.30%
Inchcape PLC (b)	65,090	555,396

Diversified Financial Services - 2.72%
AMP, Ltd. (b)	284,634	1,157,146
Berkshire Hathaway, Inc. - Class B (a)	11,751	1,697,667
EXOR SpA (b)	29,046	1,176,119
GT Capital Holdings, Inc. (b)	15,400	458,999
L E Lundbergforetagen AB - Class B (b)	7,157	470,338
		4,960,269

Diversified Telecommunication Services - 2.38%
China Communications Services Corp., Ltd. (b)	720,000	451,925
Chunghwa Telecom Co., Ltd. - ADR	21,993	770,415
Jasmine International PCL - NVDR	3,984,900	829,398
KT Corp. - ADR (a)	34,565	554,768
LG Uplus Corp. (b)	78,500	839,524
Telekomunikasi Indonesia Persero Tbk PT - ADR	13,527	893,864
		4,339,894

Electric Utilities - 2.09%
CLP Holdings, Ltd. (b)	73,500	761,244
EDP - Energias do Brasil SA (b)	126,100	556,800
Enersis Americas SA - ADR	33,964	278,165
Enersis Chile SA - ADR	33,964	161,329
Korea Electric Power Corp. - ADR	38,430	936,923
Tenaga Nasional Bhd (b)	210,700	728,572
TransAlta Corp. (b)	88,579	393,625
		3,816,658

See Notes to the Financial Statements.	The Leuthold Funds - 2016 Annual Report	59

Leuthold Global Fund

Consolidated Schedule of Investments (continued)
September 30, 2016

	Shares	Fair Value
COMMON STOCKS - 63.30% (continued)

Electronic Equipment, Instruments & Components - 3.53%
Arrow Electronics, Inc. (a)	10,470	$669,766
Avnet, Inc.	16,729	686,893
Corning, Inc.	30,534	722,129
Hexagon AB - Class B (b)	16,996	742,243
Hon Hai Precision Industry Co., Ltd. (b)	283,800	718,202
Jabil Circuit, Inc.	33,101	722,264
Kingboard Chemical Holdings, Ltd. (b)	234,500	713,620
Sanmina Corp. (a)	26,266	747,793
Tech Data Corp. (a)	8,596	728,167
		6,451,077

Household Durables - 1.20%
Barratt Developments PLC (b)	108,902	697,190
Bellway PLC (b)	18,822	577,191
Meritage Homes Corp. (a)	17,741	615,613
Redrow PLC (b)	58,300	301,700
		2,191,694

Independent Power & Renewable Electricity Producers - 0.21%
Drax Group PLC (b)	97,565	386,086

Insurance - 0.47%
Validus Holdings, Ltd. (b)	17,195	856,655

Internet Software & Services - 2.84%
Akamai Technologies, Inc. (a)	15,208	805,872
Alphabet, Inc. - Class A (a)	1,157	930,297
Baidu, Inc. - ADR (a)	5,421	987,001
eBay, Inc. (a)	32,965	1,084,549
j2 Global, Inc.	8,870	590,831
Rackspace Hosting, Inc. (a)	24,706	782,933
		5,181,483

IT Services - 1.18%
Convergys Corp.	24,477	744,590
DST Systems, Inc.	7,457	879,329
Syntel, Inc. (a)	12,817	537,161
		2,161,080

Media - 3.22%
Asatsu-DK, Inc. (b)	10,400	277,015
Hakuhodo DY Holdings, Inc. (b)	37,100	434,816
Interpublic Group of Companies, Inc.	42,267	944,667
Omnicom Group, Inc.	17,812	1,514,020
Publicis Groupe SA (b)	17,877	1,352,720
WPP PLC (b)	57,748	1,357,396
		5,880,634

Metals & Mining - 3.32%
APERAM SA (b)	15,536	700,445
Bekaert SA (b)	12,490	571,747
BlueScope Steel, Ltd. (b)	135,475	808,789
Cliffs Natural Resources, Inc. (a)	82,842	484,626
Kaiser Aluminum Corp.	10,084	872,165
OZ Minerals, Ltd. (b)	188,791	882,831
Reliance Steel & Aluminum Co.	7,102	511,557
Voestalpine AG (b)	17,228	595,592
Worthington Industries, Inc.	13,101	629,241
		6,056,993

Paper & Forest Products - 0.03%
China Forestry Holdings Co., Ltd. (a)(b)(d)(e)	2,484,000	48,038

Real Estate Management & Development - 3.00%
China Overseas Land & Investment, Ltd. (b)	172,000	591,335
Deutsche EuroShop AG (b)	8,912	414,368
Deutsche Wohnen AG (b)	23,915	870,226
Fabege AB (b)	41,405	754,887

60	The Leuthold Funds - 2016 Annual Report	See Notes to the Financial Statements.

Leuthold Global Fund

Consolidated Schedule of Investments (continued)
September 30, 2016

	Shares	Fair Value
COMMON STOCKS - 63.30% (continued)

Real Estate Management & Development - 3.00% (continued)
Highwealth Construction Corp. (b)	304,000	$471,104
Jones Lang LaSalle, Inc.	5,001	569,064
Leopalace21 Corp. (b)	69,600	459,969
Nexity SA (b)	7,743	408,926
Quality Houses PCL - NVDR	5,363,700	378,453
Swiss Prime Site AG (b)	6,367	559,147
		5,477,479

Road & Rail - 4.13%
Avis Budget Group, Inc. (a)	15,012	513,560
Canadian National Railway Co. (b)	11,660	762,195
Central Japan Railway Co. (b)	6,600	1,129,953
ComfortDelGro Corp., Ltd. (b)	300,000	620,546
CSX Corp.	33,096	1,009,428
Norfolk Southern Corp.	7,735	750,759
Ryder System, Inc.	9,083	599,024
Sankyu, Inc. (b)	71,000	407,735
Seino Holdings Co., Ltd. (b)	44,000	462,734
Swift Transportation Co. (a)	38,604	828,828
Werner Enterprises, Inc.	19,537	454,626
		7,539,388

Trading Companies & Distributors - 3.10%
Air Lease Corp.	23,205	663,199
Aircastle, Ltd.	32,976	654,903
Barloworld, Ltd. (b)	128,996	781,142
GATX Corp.	15,366	684,555
HD Supply Holdings, Inc. (a)	20,252	647,659
United Rentals, Inc. (a)	10,508	824,773
WESCO International, Inc. (a)	12,228	751,900
Wolseley PLC (b)	11,758	661,296
		5,669,427

Wireless Telecommunication Services - 3.64%
China Mobile, Ltd. - ADR	19,324	1,188,813
Freenet AG (b)	27,365	800,941
KDDI Corp. (b)	67,700	2,097,482
Softbank Group Corp. (b)	28,400	1,840,564
Vodafone Group PLC - ADR	24,805	723,066
		6,650,866

TOTAL COMMON STOCKS (Cost $107,664,829)		$115,629,031

PREFERRED STOCKS - 0.30%

Electric Utilities - 0.30%
Cia Energetica de Minas Gerais - ADR	211,636	$548,137
TOTAL PREFERRED STOCKS (Cost $473,176)		$548,137

INVESTMENT COMPANIES - 11.71%

Exchange-Traded Funds - 11.71%
CurrencyShares Japanese Yen Trust (a)	12,373	$1,178,033
iShares CMBS ETF	13,500	716,580
iShares Floating Rate Bond ETF	24,008	1,218,406
iShares International Treasury Bond ETF	27,768	2,788,185
iShares JP Morgan USD Emerging Markets Bond ETF	6,643	778,626
iShares MBS ETF	44,172	4,862,895
PowerShares Senior Loan Portfolio	96,673	2,243,780
SPDR Barclays International Treasury Bond ETF (a)	223,658	6,450,297
SPDR Barclays Short-Term International Treasury Bond ETF	36,396	1,157,757
TOTAL INVESTMENT COMPANIES (Cost $20,784,638)		$21,394,559

See Notes to the Financial Statements.	The Leuthold Funds - 2016 Annual Report	61

Leuthold Global Fund

Consolidated Schedule of Investments (continued)
September 30, 2016

	Principal Amount	Fair Value
CORPORATE BONDS - 6.22%

Banks - 1.51%
JP Morgan Chase & Co. 1.500%, 01/27/2025	$920,000	$1,096,569
Wells Fargo & Co. 1.125%, 10/29/2021	1,420,000	1,664,584
		2,761,153

Beverage - 0.56%
Coca-Cola Co. 0.750%, 03/09/2023	870,000	1,014,092

Biotechnology - 0.41%
AbbVie, Inc. 2.850%, 05/14/2023	730,000	741,098

Diversified Telecommunication Services - 0.92%
AT&T, Inc. 3.400%, 05/15/2025	1,630,000	1,674,675

Internet & Direct Marketing Retail - 0.58%
Expedia, Inc. 7.456%, 08/15/2018	970,000	1,068,123

Internet Software & Services - 1.14%
Alibaba Group Holding, Ltd. 2.500%, 11/28/2019 (b)	2,040,000	2,080,916

Software - 1.10%
Oracle Corp. 2.950%, 05/15/2025	1,940,000	2,003,888
TOTAL CORPORATE BONDS (Cost $10,812,179)		$11,343,945

MUNICIPAL BONDS - 0.55%
State of California 5.700%, 11/01/2021	$850,000	$1,003,978
TOTAL MUNICIPAL BONDS (Cost $974,478)		$1,003,978

UNITED STATES TREASURY OBLIGATIONS - 4.12%

United States Treasury Notes - 4.12%
0.625%, 05/31/2017		$4,189,000	$4,189,817
2.125%, 05/15/2025		3,198,000	3,343,410
TOTAL UNITED STATES TREASURY OBLIGATIONS (Cost $7,398,803)			$7,533,227

FOREIGN GOVERNMENT BONDS - 4.17%
Bank Nederlands Gemeenten NV 1.850%, 11/07/2016 (b)	JPY	170,000,000	$1,680,070
Development Bank of Japan 1.750%, 03/17/2017 (b)	JPY	160,000,000	1,591,286
Government of France 0.500%, 05/25/2025 (b)	EUR	1,127,000	1,323,611
Mexico Government International Bond 5.950%, 03/19/2019 (b)		$410,000	454,690
Poland Government International Bond 6.375%, 07/15/2019 (b)		$406,000	456,750
Republic of Italy 1.350%, 04/15/2022 (b)	EUR	1,330,000	1,568,847
Turkey Government International Bond 7.500%, 11/07/2019 (b)		$490,000	544,978
TOTAL FOREIGN GOVERNMENT BONDS (Cost $7,438,039)			$7,620,232

62	The Leuthold Funds - 2016 Annual Report	See Notes to the Financial Statements.

Leuthold Global Fund

Consolidated Schedule of Investments (continued)
September 30, 2016

	Shares	Fair Value
SHORT-TERM INVESTMENTS - 9.35%

Money Market Funds - 9.35%
Fidelity Institutional Money Market Funds - Government Portfolio, 0.027% (c)	17,083,368	$17,083,368
TOTAL SHORT-TERM INVESTMENTS (Cost $17,083,368)		$17,083,368

Total Investments (Cost $172,629,510) - 99.72%		$182,156,477
Other Assets in Excess of Liabilities - 0.28%		508,239
TOTAL NET ASSETS - 100.00%		$182,664,716

Percentages are stated as a percent of net assets.
ADR	American Depositary Receipt
EUR	Euro
JPY	Japanese Yen
NVDR	Non-Voting Depositary Receipt
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate quoted is the annualized seven-day yield as of September 30, 2016.
(d)	Illiquid security. The fair value of these securities total $48,038, which represents 0.03% of total net assets.
(e)	The security is currently being fair valued in accordance with procedures established by the Board of Directors of Leuthold Funds, Inc. due to a lack of market activity and observable inputs.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See Notes to the Financial Statements.	The Leuthold Funds - 2016 Annual Report	63

Leuthold Global Fund

Consolidated Schedule of Investments (continued)
September 30, 2016

	Fair Value	Percentage of Total Investments
CURRENCY EXPOSURE
Australian Dollar	$4,048,670	2.22%
Brazilian Real	2,350,666	1.29
British Pound	4,536,254	2.49
Canadian Dollar	1,837,748	1.01
Euro	19,778,083	10.86
Hong Kong Dollar	4,058,411	2.23
Indonesian Rupiah	568,231	0.31
Japanese Yen	16,745,428	9.19
Malaysian Ringgit	1,345,978	0.74
Mexican Peso	555,941	0.31
New Taiwan Dollar	3,196,413	1.75
Philippine Peso	458,999	0.25
Singapore Dollar	620,546	0.34
South African Rand	1,473,497	0.81
South Korea Won	4,181,243	2.30
Swedish Krona	2,730,775	1.50
Swiss Franc	559,147	0.31
Thai Baht	2,735,435	1.50
US Dollar	110,375,012	60.59
Total Investments	$182,156,477	100.00%

	Fair Value	Percentage of Total Investments
PORTFOLIO DIVERSIFICATION
Australia	$3,308,545	1.81%
Austria	595,592	0.33
Belgium	571,747	0.31
Bermuda	1,511,558	0.83
Brazil	2,898,803	1.59
Britain	1,576,081	0.86
Canada	2,976,740	1.65
Cayman Islands	2,080,916	1.14
Chile	439,494	0.24
China	2,979,214	1.64
France	5,612,859	3.08
Germany	4,097,674	2.25
Hong Kong	3,255,012	1.79
India	1,057,831	0.58
Indonesia	1,462,095	0.80
Ireland	1,399,353	0.77
Italy	3,307,495	1.82
Japan	15,065,357	8.26
Jersey	2,018,692	1.11
Luxembourg	700,445	0.38
Malaysia	1,345,978	0.74
Mexico	555,941	0.31
Netherlands	2,137,867	1.17
Philippines	458,999	0.25
Singapore	620,546	0.34
South Africa	1,473,497	0.81
South Korea	5,672,934	3.11
Sweden	2,730,775	1.50
Switzerland	559,147	0.31
Taiwan	3,966,828	2.18
Thailand	2,735,435	1.50
United Kingdom	1,664,548	0.91
United States	101,318,479	55.63
Total Investments	$182,156,477	100.00%

64	The Leuthold Funds - 2016 Annual Report	See Notes to the Financial Statements.

Leuthold Select Industries Fund

Schedule of Investments
September 30, 2016

	Shares	Fair Value
COMMON STOCKS - 98.30%

Aerospace & Defense - 4.77%
General Dynamics Corp.	443	$68,736
L-3 Communications Holdings, Inc.	596	89,835
Northrop Grumman Corp.	876	187,420
Raytheon Co.	956	130,140
Spirit AeroSystems Holdings, Inc. - Class A (a)	1,375	61,243
Textron, Inc.	1,647	65,468
		602,842

Airlines - 6.13%
Alaska Air Group, Inc.	1,254	82,589
American Airlines Group, Inc.	3,358	122,936
Delta Air Lines, Inc.	3,909	153,858
Hawaiian Holdings, Inc. (a)	3,807	185,020
JetBlue Airways Corp. (a)	3,907	67,357
Southwest Airlines Co.	4,180	162,560
		774,320

Auto Components - 4.86%
American Axle & Manufacturing Holdings, Inc. (a)	3,773	64,971
BorgWarner, Inc.	2,753	96,851
Cooper Tire & Rubber Co.	1,772	67,371
Cooper-Standard Holding, Inc. (a)	604	59,675
Gentex Corp.	3,607	63,339
Lear Corp.	797	96,612
Magna International, Inc. (b)	2,326	99,902
Tenneco, Inc. (a)	1,106	64,447
		613,168

Banks - 1.62%
Banco Macro SA - ADR	512	40,064
Credicorp, Ltd. (b)	406	61,802
Grupo Financiero Galicia SA - ADR	1,301	40,474
KB Financial Group, Inc. - ADR	1,806	61,783
		204,123

Biotechnology - 3.92%
AbbVie, Inc.	1,974	124,500
Amgen, Inc.	727	121,271
Biogen, Inc. (a)	407	127,403
Gilead Sciences, Inc.	1,539	121,766
		494,940

Building Products - 5.60%
American Woodmark Corp. (a)	821	66,148
Apogee Enterprises, Inc.	1,463	65,382
Caesarstone, Ltd. (a)(b)	1,687	63,617
Gibraltar Industries, Inc. (a)	1,399	51,973
Masco Corp.	3,165	108,591
Owens Corning	2,111	112,706
Patrick Industries, Inc. (a)	1,089	67,431
Universal Forest Products, Inc.	758	74,655
USG Corp. (a)	3,755	97,067
		707,570

Capital Markets - 4.20%
CME Group, Inc.	1,185	123,856
Intercontinental Exchange, Inc.	455	122,559
Moody’s Corp.	1,190	128,853
Morningstar, Inc.	433	34,324
NASDAQ, Inc.	1,795	121,234
		530,826

Chemicals - 0.75%
Innospec, Inc.	775	47,128
Stepan Co.	646	46,938
		94,066

Communications Equipment - 0.61%
Cisco Systems, Inc.	2,422	76,826

Containers & Packaging - 0.40%
Packaging Corp. of America	621	50,462

Distributors - 0.79%
Genuine Parts Co.	990	99,446

See Notes to the Financial Statements.	The Leuthold Funds - 2016 Annual Report	65

Leuthold Select Industries Fund

Schedule of Investments (continued)
September 30, 2016
	Shares	Fair Value
COMMON STOCKS - 98.30% (continued)

Electronic Equipment, Instruments & Components - 8.83%
Arrow Electronics, Inc. (a)	2,189	$140,030
Avnet, Inc.	2,818	115,707
Benchmark Electronics, Inc. (a)	2,330	58,134
Flex, Ltd. (a)	10,723	146,047
Ingram Micro, Inc. - Class A	4,364	155,620
Jabil Circuit, Inc.	7,371	160,835
Methode Electronics, Inc.	1,783	62,352
Plexus Corp. (a)	1,136	53,142
Sanmina Corp. (a)	2,773	78,947
Tech Data Corp. (a)	1,711	144,939
		1,115,753

Food & Staples Retailing - 0.58%
SpartanNash Co.	1,244	35,977
United National Foods, Inc. (a)	930	37,237
		73,214

Health Care Providers & Services - 7.59%
Aetna, Inc.	1,260	145,467
Anthem, Inc.	937	117,415
Centene Corp. (a)	1,828	122,403
Cigna Corp.	726	94,612
Humana, Inc.	565	99,943
McKesson Corp.	1,115	185,926
Owens & Minor, Inc.	1,001	34,765
UnitedHealth Group, Inc.	1,129	158,060
		958,591

Household Durables - 2.12%
Ethan Allen Interiors, Inc.	1,064	33,271
Meritage Homes Corp. (a)	1,638	56,839
Mohawk Industries, Inc. (a)	291	58,299
TRI Pointe Group, Inc. (a)	4,879	64,305
Whirlpool Corp.	341	55,297
		268,011

IT Services - 11.49%
Accenture PLC - Class A (b)	1,319	161,142
Amdocs, Ltd.	1,140	65,949
CACI International, Inc. - Class A (a)	501	50,551
CGI Group, Inc. - Class A (a)(b)	1,067	50,821
Cognizant Technology Solutions Corp. - Class A (a)	1,132	54,008
Convergys Corp.	2,074	63,091
DST Systems, Inc.	817	96,341
Fiserv, Inc. (a)	1,382	137,467
Global Payments, Inc.	1,529	117,366
International Business Machines Corp.	1,001	159,009
MasterCard, Inc. - Class A	1,515	154,182
NeuStar, Inc. - Class A (a)	1,649	43,847
Science Applications International Corp.	1,034	71,729
Visa, Inc. - Class A	2,147	177,557
Western Union Co.	2,331	48,531
		1,451,591

Life Sciences Tools & Services - 0.82%
PerkinElmer, Inc.	935	52,463
VWR Corp. (a)	1,821	51,643
		104,106

Machinery - 0.43%
Crane Co.	865	54,504

Media - 4.70%
Interpublic Group of Companies, Inc.	7,869	175,872
Omnicom Group, Inc.	2,762	234,770
WPP PLC - ADR	1,549	182,348
		592,990

66	The Leuthold Funds - 2016 Annual Report	See Notes to the Financial Statements.

Leuthold Select Industries Fund

Schedule of Investments (continued)
September 30, 2016

	Shares	Fair Value
COMMON STOCKS - 98.30% (continued)

Multiline Retail - 2.52%
Big Lots, Inc.	2,421	$115,603
Dillard’s, Inc. - Class A	944	59,481
Dollar General Corp.	2,036	142,500
		317,584

Semiconductors & Semiconductor Equipment - 7.75%
Applied Materials, Inc.	6,644	200,317
Intel Corp.	2,026	76,481
Lam Research Corp.	2,240	212,150
MKS Instruments, Inc.	1,831	91,056
QUALCOMM, Inc.	993	68,020
SolarEdge Technologies, Inc. (a)(b)	3,733	64,320
Teradyne, Inc.	8,043	173,568
Tessera Technologies, Inc.	2,430	93,409
		979,321

Software - 3.50%
Activision Blizzard, Inc.	4,972	220,259
Electronic Arts, Inc. (a)	2,594	221,528
		441,787

Specialty Retail - 6.67%
Advance Auto Parts, Inc.	334	49,806
American Eagle Outfitters, Inc.	3,278	58,545
Asbury Automotive Group, Inc. (a)	1,200	66,804
AutoNation, Inc. (a)	1,656	80,664
AutoZone, Inc. (a)	128	98,348
Caleres, Inc.	1,408	35,608
CarMax, Inc. (a)	1,986	105,953
Group 1 Automotive, Inc.	912	58,259
Lithia Motors, Inc. - Class A	847	80,905
O’Reilly Automotive, Inc. (a)	376	105,321
Penske Automotive Group, Inc.	2,133	102,768
		842,981

Technology Hardware, Storage & Peripherals - 0.62%
HP, Inc.	5,070	78,737

Trading Companies & Distributors - 4.48%
AerCap Holdings NV (a)(b)	3,304	127,171
Air Lease Corp.	3,125	89,312
GATX Corp.	2,090	93,110
United Rentals, Inc. (a)	1,971	154,704
WESCO International, Inc. (a)	1,645	101,151
		565,448

Water Utilities - 2.55%
American States Water Co.	770	30,839
American Water Works Co., Inc.	1,322	98,938
Aqua America, Inc.	2,833	86,350
California Water Service Group	1,444	46,338
Cia de Saneamento Basico do Estado de Sao Paulo - ADR	6,465	59,866
		322,331

TOTAL COMMON STOCKS (Cost $10,032,637)		$12,415,538

PREFERRED STOCKS - 1.52%
Banks - 1.52%
Banco Bradesco SA - ADR	7,099	$64,388
Bancolombia SA - ADR	1,652	64,494
Itau Unibanco Holding SA - ADR	5,775	63,179

TOTAL PREFERRED STOCKS (Cost $194,087)		$192,061

See Notes to the Financial Statements.	The Leuthold Funds - 2016 Annual Report	67

Leuthold Select Industries Fund

Schedule of Investments (continued)
September 30, 2016

	Shares	Fair Value
SHORT-TERM INVESTMENTS - 0.37%
Money Market Funds - 0.37%
Fidelity Institutional Money Market Funds - Government Portfolio, 0.027% (c)	47,202	$47,202
TOTAL SHORT-TERM INVESTMENTS (Cost $47,202)		$47,202

Total Investments (Cost $10,273,926) - 100.19%		$12,654,801

Liabilities in Excess of Other Assets - (0.19)%		(23,910)

TOTAL NET ASSETS - 100.00%		$12,630,891

Percentages are stated as a percent of net assets.
ADR American Depositary Receipt
(a) Non-income producing security.
(b) Foreign issued security.
(c) The rate quoted is the annualized seven-day yield as of September 30, 2016.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

68	The Leuthold Funds - 2016 Annual Report	See Notes to the Financial Statements.

Leuthold Global Industries Fund

Schedule of Investments
September 30, 2016

	Shares	Fair Value
COMMON STOCKS - 99.51%

Airlines - 2.22%
Delta Air Lines, Inc.	2,908	$114,459
JetBlue Airways Corp. (a)	4,838	83,407
United Continental Holdings, Inc. (a)	1,159	60,813
		258,679

Auto Components - 7.94%
Brembo SpA (b)	939	56,032
Calsonic Kansei Corp. (b)	12,000	111,161
Cheng Shin Rubber Industry Co., Ltd. (b)	26,000	54,849
Cooper Tire & Rubber Co.	1,751	66,573
Cooper-Standard Holding, Inc. (a)	534	52,759
Faurecia (b)	1,397	54,822
Goodyear Tire & Rubber Co.	3,167	102,294
Lear Corp.	1,103	133,706
Leoni AG (b)	468	17,039
Magna International, Inc. (b)	2,579	110,768
Plastic Omnium SA (b)	2,134	70,816
Tong Yang Industry Co., Ltd. (b)	39,000	92,865
		923,684
Automobiles - 4.63%
Ford Motor Co.	5,202	62,788
Geely Automobile Holdings, Ltd. (b)	50,000	45,023
General Motors Co.	2,676	85,016
Great Wall Motor Co., Ltd. (b)	50,000	49,168
Hyundai Motor Co. (b)	300	37,074
Kia Motors Corp. (b)	1,192	45,799
Nissan Motor Co., Ltd. (b)	5,400	52,968
Renault SA (b)	686	56,437
Tata Motors, Ltd. - ADR	2,604	104,108
		538,381

Banks - 4.39%
Banco do Brasil SA (b)	9,500	67,069
CIMB Group Holdings Bhd (b)	56,200	64,137
Grupo Financiero Banorte SAB de CV (b)	11,000	57,746
Krung Thai Bank PCL - NVDR	124,300	63,360
Nedbank Group, Ltd. (b)	4,420	71,892
Taishin Financial Holding Co., Ltd. (b)	159,782	59,618
TMB Bank PCL - NVDR	934,600	57,335
Woori Bank (b)	6,738	70,035
		511,192

Building Products - 5.15%
American Woodmark Corp. (a)	888	71,546
Apogee Enterprises, Inc.	1,512	67,571
Asahi Glass Co., Ltd. (b)	16,000	103,455
Cie de Saint-Gobain (b)	1,562	67,588
Kingspan Group PLC (b)	2,418	65,136
Owens Corning	1,891	100,961
Universal Forest Products, Inc.	635	62,541
USG Corp. (a)	2,350	60,748
		599,546

Capital Markets - 4.23%
BM&F Bovespa SA - Bolsa de Valores Mercadorias e Futuros (b)	21,800	113,285
Deutsche Boerse AG (a)(b)	1,370	111,201
Euronext NV (b)	1,034	44,120
NASDAQ, Inc.	1,617	109,212
Thomson Reuters Corp.	2,770	114,623
		492,441

See Notes to the Financial Statements.	The Leuthold Funds - 2016 Annual Report	69

Leuthold Global Industries Fund

Schedule of Investments (continued)
September 30, 2016

	Shares	Fair Value
COMMON STOCKS - 99.51% (continued)

Chemicals - 5.73%
Denka Co., Ltd. (b)	22,000	$95,279
Hyosung Corp. (b)	632	75,091
Lotte Chemical Corp. (b)	516	140,658
LyondellBasell Industries NV - Class A (b)	1,881	151,721
Mitsui Chemicals, Inc. (b)	17,000	80,865
Tosoh Corp. (b)	20,000	123,272
		666,886

Construction & Engineering - 1.85%
Aecon Group, Inc. (b)	4,881	67,414
KBR, Inc.	4,748	71,837
NCC AB - Class B (b)	2,881	75,498
		214,749

Construction Materials - 4.75%
BBMG Corp. (b)	141,000	54,691
CSR, Ltd. (b)	16,656	46,439
Eagle Materials, Inc.	991	76,604
Headwaters, Inc. (a)	3,685	62,350
HeidelbergCement AG (b)	767	72,537
James Hardie Industries PLC (b)	4,840	75,777
Semen Indonesia Persero Tbk PT (b)	71,800	55,774
Taiheiyo Cement Corp. (b)	25,000	71,937
Tipco Asphalt PCL - NVDR	66,800	36,917
		553,026

Distributors - 0.47%
Inchcape PLC (b)	6,429	54,857

Diversified Financial Services - 4.19%
AMP, Ltd. (b)	27,792	112,985
Berkshire Hathaway, Inc. - Class B (a)	1,173	169,463
EXOR SpA (b)	2,865	116,009
GT Capital Holdings, Inc. (b)	1,484	44,231
L E Lundbergforetagen AB - Class B (b)	690	45,345
		488,033

Diversified Telecommunication Services - 3.74%
China Communications Services Corp., Ltd. (b)	72,000	45,193
Chunghwa Telecom Co., Ltd. - ADR	2,145	75,139
Jasmine International PCL - NVDR	416,200	86,626
KT Corp. - ADR (a)	3,367	54,040
LG Uplus Corp. (b)	8,190	87,589
Telekomunikasi Indonesia Persero Tbk PT - ADR	1,319	87,160
		435,747

Electric Utilities - 3.39%
CLP Holdings, Ltd. (b)	7,500	77,678
EDP - Energias Do Brasil SA (b)	14,600	64,467
Enersis Americas SA - ADR	3,305	27,068
Enersis Chile SA - ADR	3,305	15,698
Korea Electric Power Corp. - ADR	3,739	91,157
Tenaga Nasional Bhd (b)	23,400	80,914
TransAlta Corp. (b)	8,426	37,443
		394,425

Electronic Equipment, Instruments & Components - 5.64%
Arrow Electronics, Inc. (a)	1,063	68,000
Avnet, Inc.	1,698	69,720
Corning, Inc.	3,099	73,291
Hexagon AB - Class B (b)	1,725	75,334
Hon Hai Precision Industry Co., Ltd. (b)	28,600	72,377
Jabil Circuit, Inc.	3,359	73,293

70	The Leuthold Funds - 2016 Annual Report	See Notes to the Financial Statements.

Leuthold Global Industries Fund

Schedule of Investments (continued)
September 30, 2016

	Shares	Fair Value
COMMON STOCKS - 99.51% (continued)

Electronic Equipment, Instruments & Components - 5.64% (continued)
Kingboard Chemical Holdings, Ltd. (b)	23,500	$71,514
Sanmina Corp. (a)	2,666	75,901
Tech Data Corp. (a)	902	76,409
		655,839

Household Durables - 1.88%
Barratt Developments PLC (b)	10,916	69,884
Bellway PLC (b)	1,887	57,866
Meritage Homes Corp. (a)	1,756	60,933
Redrow PLC (b)	5,841	30,227
		218,910

Independent Power & Renewable Electricity Producers - 0.32%
Drax Group PLC (b)	9,281	36,727

Insurance - 0.73%
Validus Holdings, Ltd. (b)	1,694	84,395

Internet Software & Services - 4.43%
Akamai Technologies, Inc. (a)	1,508	79,909
Alphabet, Inc. - Class A (a)	117	94,075
Baidu, Inc. - ADR (a)	538	97,954
eBay, Inc. (a)	3,270	107,583
j2 Global, Inc.	880	58,617
Rackspace Hosting, Inc. (a)	2,451	77,672
		515,810

IT Services - 1.83%
Convergys Corp.	2,412	73,373
DST Systems, Inc.	734	86,553
Syntel, Inc. (a)	1,263	52,933
		212,859

Media - 5.02%
Asatsu-DK, Inc. (b)	1,100	29,300
Hakuhodo DY Holdings, Inc. (b)	3,700	43,364
Interpublic Group of Companies, Inc.	4,155	92,864
Omnicom Group, Inc.	1,751	148,835
Publicis Groupe SA (b)	1,780	134,689
WPP PLC (b)	5,750	135,157
		584,209

Metals & Mining - 5.21%
APERAM SA (b)	1,613	72,723
Bekaert SA (b)	1,297	59,372
BlueScope Steel, Ltd. (b)	13,395	79,968
Cliffs Natural Resources, Inc. (a)	8,218	48,075
Kaiser Aluminum Corp.	993	85,885
OZ Minerals, Ltd. (b)	18,341	85,767
Reliance Steel & Aluminum Co.	705	50,781
Voestalpine AG (b)	1,789	61,848
Worthington Industries, Inc.	1,299	62,391
		606,810

Paper & Forest Products - 0.02%
China Forestry Holdings Co., Ltd. (a)(b)(d)(e)	116,000	2,243

Real Estate Management & Development - 4.74%
China Overseas Land & Investment, Ltd. (b)	18,000	61,884
Deutsche EuroShop AG (b)	866	40,265
Deutsche Wohnen AG (b)	2,398	87,259
Fabege AB (b)	4,094	74,641
Highwealth Construction Corp. (b)	30,000	46,491
Jones Lang LaSalle, Inc.	512	58,260
Leopalace21 Corp. (b)	7,000	46,261
Nexity SA (b)	775	40,930
Quality Houses PCL - NVDR	536,700	37,869
Swiss Prime Site AG (b)	652	57,258
		551,118

See Notes to the Financial Statements.	The Leuthold Funds - 2016 Annual Report	71

Leuthold Global Industries Fund

Schedule of Investments (continued)
September 30, 2016

	Shares	Fair Value
COMMON STOCKS - 99.51% (continued)

Road & Rail - 6.52%
Avis Budget Group, Inc. (a)	1,479	$50,597
Canadian National Railway Co. (b)	1,158	75,697
Central Japan Railway Co. (b)	700	119,844
ComfortDelGro Corp., Ltd. (b)	30,000	62,055
CSX Corp.	3,261	99,460
Norfolk Southern Corp.	758	73,571
Ryder System, Inc.	894	58,959
Sankyu, Inc. (b)	7,000	40,199
Seino Holdings Co., Ltd. (b)	5,000	52,583
Swift Transportation Co. (a)	3,804	81,672
Werner Enterprises, Inc.	1,916	44,585
		759,222

Trading Companies & Distributors - 4.80%
Air Lease Corp.	2,263	64,677
Aircastle, Ltd.	3,217	63,890
Barloworld, Ltd. (b)	13,268	80,345
GATX Corp.	1,499	66,780
HD Supply Holdings, Inc. (a)	1,975	63,160
United Rentals, Inc. (a)	1,025	80,452
WESCO International, Inc. (a)	1,193	73,358
Wolseley PLC (b)	1,161	65,297
		557,959

Wireless Telecommunication Services - 5.69%
China Mobile, Ltd. - ADR	1,899	116,826
Freenet AG (b)	2,726	79,787
KDDI Corp. (b)	6,700	207,579
Softbank Group Corp. (b)	2,900	187,945
Vodafone Group PLC - ADR	2,381	69,406
		661,543

TOTAL COMMON STOCKS (Cost $10,702,183)		$11,579,290

PREFERRED STOCKS - 0.46%

Electric Utilities - 0.46%
Cia Energetica de Minas Gerais - ADR	20,590	$53,328

TOTAL PREFERRED STOCKS (Cost $46,035)		$53,328

SHORT-TERM INVESTMENTS - 0.30%

Money Market Funds - 0.30%
Fidelity Institutional Money Market Funds - Government Portfolio, 0.027% (c)	34,537	$34,537
TOTAL SHORT-TERM INVESTMENTS (Cost $34,537)		$34,537

Total Investments (Cost $10,782,755) - 100.27%		$11,667,155
Liabilities in Excess of Other Assets - (0.27)%		(31,656)
TOTAL NET ASSETS - 100.00%		$11,635,499

Percentages are stated as a percent of net assets.
ADR    American Depositary Receipt
NVDR  Non-Voting Depositary Receipt
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate quoted is the annualized seven-day yield as of September 30, 2016.
(d)	Illiquid security. The fair value of these securities total $2,243, which represents 0.02% of total net assets.
(e)	The security is currently being fair valued in accordance with procedures established by the Board of Directors of the Leuthold Funds, Inc.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

72	The Leuthold Funds - 2016 Annual Report	See Notes to the Financial Statements.

Leuthold Global Industries Fund

Schedule of Investments (continued)
September 30, 2016

	Fair Value	Percentage of Total Investments
CURRENCY EXPOSURE
Australian Dollar	$400,936	3.44%
Brazilian Real	244,821	2.10
British Pound	450,015	3.86
Canadian Dollar	180,554	1.55
Euro	1,308,609	11.22
Hong Kong Dollar	407,393	3.49
Indonesian Rupiah	55,774	0.48
Japanese Yen	1,366,013	11.71
Malaysian Ringgit	145,051	1.24
Mexican Peso	57,746	0.49
New Taiwan Dollar	326,199	2.79
Philippine Peso	44,231	0.38
Singapore Dollar	62,055	0.53
South African Rand	152,237	1.30
South Korea Won	456,247	3.91
Swedish Krona	270,817	2.32
Swiss Franc	57,258	0.49
Thai Baht	282,105	2.42
US Dollar	5,399,094	46.28
Total Investments	$11,667,155	100.00%

	Fair Value	Percentage of Total Investments
PORTFOLIO DIVERSIFICATION
Australia	$325,159	2.79%
Austria	61,848	0.53
Belgium	59,372	0.51
Bermuda	148,285	1.27
Brazil	298,149	2.55
Britain	157,977	1.36
Canada	291,322	2.50
Chile	42,766	0.37
China	294,272	2.53
France	425,282	3.64
Germany	408,088	3.49
Hong Kong	327,902	2.81
India	104,108	0.89
Indonesia	142,934	1.23
Ireland	140,913	1.21
Italy	172,041	1.47
Japan	1,366,013	11.71
Jersey	200,454	1.72
Luxembourg	72,723	0.62
Malaysia	145,051	1.24
Mexico	57,746	0.49
Netherlands	44,120	0.38
Philippines	44,231	0.38
Singapore	62,055	0.53
South Africa	152,237	1.30
South Korea	601,443	5.15
Sweden	270,817	2.32
Switzerland	57,258	0.49
Taiwan	401,339	3.43
Thailand	282,105	2.42
United Kingdom	160,990	1.39
United States	4,348,155	37.28
Total Investments	$11,667,155	100.00%

See Notes to the Financial Statements.	The Leuthold Funds - 2016 Annual Report	73

Grizzly Short Fund

Schedule of Investments
September 30, 2016

	Shares	Fair Value
SHORT-TERM INVESTMENTS - 82.92%
Money Market Funds - 82.92%
Fidelity Institutional Money Market Funds - Government Portfolio, 0.027% (a)(b)	147,779,418	$147,779,418
TOTAL SHORT-TERM INVESTMENTS (Cost $147,779,418)		$147,779,418

Total Investments (Cost $147,779,418) - 82.92%		$147,779,418
Other Assets in Excess of Liabilities - 17.08% (b)		30,432,426
TOTAL NET ASSETS - 100.00%		$178,211,844

Percentages are stated as a percent of net assets.
(a)	The rate quoted is the annualized seven-day yield as of September 30, 2016.
(b)	All or a portion of the assets have been committed as collateral for open securities sold short.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

74	The Leuthold Funds - 2016 Annual Report	See Notes to the Financial Statements.

Grizzly Short Fund

Schedule of Securities Sold Short - (a)
September 30, 2016

	Shares	Fair Value
COMMON STOCKS - 96.04%

Banks - 3.41%
M&T Bank Corp.	23,371	$2,713,373
Pinnacle Financial Partners, Inc.	17,247	932,718
Texas Capital Bancshares, Inc.	44,118	2,422,961
		6,069,052

Beverages - 4.06%
Boston Beer Co., Inc. - Class A	9,499	1,474,815
Brown-Forman Corp. - Class B	58,866	2,792,603
Molson Coors Brewing Co. - Class B	27,068	2,972,066
		7,239,484

Biotechnology - 2.77%
Alexion Pharmaceuticals, Inc.	19,372	2,373,845
Alnylam Pharmaceuticals, Inc.	37,869	2,566,761
		4,940,606

Building Products - 2.10%
Advanced Drainage Systems, Inc.	45,368	1,091,554
Armstrong World Industries, Inc.	40,744	1,683,542
Builders FirstSource, Inc.	83,487	960,935
		3,736,031

Capital Markets - 7.60%
Charles Schwab Corp.	96,235	3,038,139
Deutsche Bank AG (b)	182,472	2,388,558
Financial Engines, Inc.	30,745	913,434
SEI Investments Co.	38,744	1,767,114
Stifel Financial Corp.	64,240	2,470,028
TD Ameritrade Holding Corp.	84,112	2,964,107
		13,541,380

Chemicals - 1.55%
Axalta Coating Systems, Ltd. (b)	97,860	2,766,502

Commercial Services & Supplies - 1.54%
Clean Harbors, Inc.	18,747	899,481
Healthcare Services Group, Inc.	46,486	1,839,916
		2,739,397

Communications Equipment - 1.49%
Palo Alto Networks, Inc.	16,608	2,646,153

Construction & Engineering - 1.74%
Quanta Services, Inc.	110,483	3,092,419

Construction Materials - 1.00%
Summit Materials, Inc. - Class A	96,485	1,789,797

Containers & Packaging - 2.04%
Ball Corp.	33,120	2,714,184
Silgan Holdings, Inc.	18,372	929,439
		3,643,623

Diversified Consumer Services - 1.87%
Houghton Mifflin Harcourt Co.	56,117	752,529
Service Corp. International	97,110	2,577,299
		3,329,828

Electric Utilities - 0.49%
Avangrid, Inc.	20,997	877,255

Electrical Equipment - 1.04%
Sensata Technologies Holding NV (b)	47,716	1,850,427

Energy Equipment & Services - 7.67%
Baker Hughes, Inc.	52,128	2,630,900
Forum Energy Technologies, Inc.	66,240	1,315,527
Frank’s International NV (b)	66,865	869,245
Halliburton Co.	64,740	2,905,531
Schlumberger, Ltd. (b)	34,120	2,683,197
Superior Energy Services, Inc.	182,722	3,270,724
		13,675,124

See Notes to the Financial Statements.	The Leuthold Funds - 2016 Annual Report	75

Grizzly Short Fund

Schedule of Securities Sold Short - (a) (continued)
September 30, 2016

	Shares	Fair Value
COMMON STOCKS - 96.04% (continued)
Food Products - 5.31%
ConAgra Foods, Inc.	62,860	$2,961,334
Pinnacle Foods, Inc.	56,616	2,840,425
Snyder’s-Lance, Inc.	34,120	1,145,750
TreeHouse Foods, Inc.	28,746	2,506,364
		9,453,873

Gas Utilities - 0.47%
National Fuel Gas Co.	15,373	831,218

Health Care Equipment & Supplies - 3.31%
DexCom, Inc.	31,620	2,771,809
Endologix, Inc.	76,113	974,247
LivaNova PLC (b)	20,747	1,247,102
Zeltiq Aesthetics, Inc.	23,295	913,630
		5,906,788

Health Care Providers & Services - 1.49%
Acadia Healthcare Co., Inc.	53,742	2,662,916

Health Care Technology - 1.62%
Athenahealth, Inc.	22,855	2,882,473

Hotels, Restaurants & Leisure - 3.71%
Boyd Gaming Corp.	47,618	941,884
Chipotle Mexican Grill, Inc.	6,249	2,646,451
Melco Crown Entertainment, Ltd. - ADR	187,972	3,028,229
		6,616,564

Independent Power & Renewable Electricity Producers - 2.98%
Calpine Corp.	206,969	2,616,088
Dynegy, Inc.	217,844	2,699,087
		5,315,175

Industrial Conglomerates - 1.54%
Roper Technologies, Inc.	14,998	2,736,685

Internet & Direct Marketing Retail - 5.87%
Expedia, Inc.	23,746	2,771,633
JD.com, Inc. - ADR	101,067	2,636,838
Netflix, Inc.	31,245	3,079,195
TripAdvisor, Inc.	31,245	1,974,059
		10,461,725

Internet Software & Services - 0.52%
New Relic, Inc.	24,246	929,107

Life Sciences Tools & Services - 1.51%
Illumina, Inc.	14,847	2,697,106

Machinery - 1.12%
CNH Industrial NV (b)	151,227	1,091,859
Proto Labs, Inc.	14,998	898,530
		1,990,389

Media - 1.96%
E.W. Scripps Co. - Class A	66,740	1,061,166
IMAX Corp. (b)	83,737	2,425,861
		3,487,027

Metals & Mining - 2.66%
Alcoa, Inc.	290,331	2,943,956
Compass Minerals International, Inc.	24,246	1,786,930
		4,730,886

Multi-Utilities - 3.03%
Dominion Resources, Inc.	35,620	2,645,497
Sempra Energy	25,621	2,746,315
		5,391,812

Oil, Gas & Consumable Fuels - 3.39%
EOG Resources, Inc.	28,871	2,792,115
Imperial Oil, Ltd. (b)	39,869	1,248,697
Occidental Petroleum Corp.	27,371	1,995,893
		6,036,705

76	The Leuthold Funds - 2016 Annual Report	See Notes to the Financial Statements.

Grizzly Short Fund

Schedule of Securities Sold Short - (a) (continued)
September 30, 2016

	Shares	Fair Value
COMMON STOCKS - 96.04% (continued)

Software - 10.95%
Fortinet, Inc.	86,612	$3,198,581
Imperva, Inc.	57,241	3,074,414
ServiceNow, Inc.	33,672	2,665,139
Splunk, Inc.	44,743	2,625,519
SS&C Technologies Holdings, Inc.	81,160	2,609,294
Tableau Software, Inc. - Class A	48,868	2,700,934
Tyler Technologies, Inc.	15,460	2,647,216
		19,521,097

Specialty Retail - 0.50%
Monro Muffler Brake, Inc.	14,623	894,489

Technology Hardware, Storage & Peripherals - 0.58%
Electronics For Imaging, Inc.	21,247	1,039,403

Textiles, Apparel & Luxury Goods - 3.15%
NIKE, Inc. - Class B	48,743	2,566,319
Under Armour, Inc. - Class A	78,988	3,055,256
		5,621,575

TOTAL COMMON STOCKS (Proceeds $167,491,742)		$171,144,091

INVESTMENT COMPANIES - 1.10%
Exchange-Traded Funds - 1.10%
SPDR S&P 500 ETF Trust	9,098	$1,967,897
TOTAL INVESTMENT COMPANIES (Proceeds $1,926,233)		$1,967,897

TOTAL SECURITIES SOLD SHORT (Proceeds $169,417,975) - 97.14%		$173,111,988

Percentages are stated as a percent of net assets.
ADR  American Depositary Receipt
(a)	Non-income producing security.
(b)	Foreign issued security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See Notes to the Financial Statements.	The Leuthold Funds - 2016 Annual Report	77

78	The Leuthold Funds - 2016 Annual Report

The Leuthold Funds

Notes to the Financial Statements

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Leuthold Funds, Inc. (the “Company”) was incorporated on August 30, 1995, as a Maryland Corporation and is registered with the Securities and Exchange Commission as an open-end management investment company under the Investment Company Act of 1940, as amended. In addition, the Funds are considered investment companies under, and follow the accounting and reporting guidance in, Accounting Standards Codification Topic 946 - Investment Companies. Leuthold Weeden Capital Management is the investment adviser (the “Adviser”). The Company consists of five series (each series a “Fund” and collectively, the “Funds”):

Fund	Investment Objective	Inception – Retail Share Class	Inception – Institutional Share Class
Leuthold Core Investment Fund	Seeks total return consistent with prudent investment risk over the long-term	11/20/1995	1/31/2006

Leuthold Global Fund	Seeks total return consistent with prudent investment risk over the long-term	7/1/2008	4/30/2008

Leuthold Select Industries Fund	Capital appreciation	6/19/2000	n/a

Leuthold Global Industries Fund	Seeks capital appreciation and dividend income	5/17/2010	5/17/2010

Grizzly Short Fund	Capital appreciation	6/19/2000	n/a

All classes of shares in a Fund have identical voting, dividend, liquidation, and other rights, and the same terms and conditions, except that certain fess and expenses, including distribution and shareholder servicing fees, may differ among classes. Each class has exclusive voting rights on any matters relating to that class’s servicing or distribution arrangements.

The following is a summary of significant accounting policies consistently followed by the Funds.

a) Investment Valuation – Securities listed on a national securities exchange (other than The NASDAQ OMX Group, Inc., referred to as “NASDAQ”) are valued at the last sale price on the day the valuation is made. Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Market, NASDAQ Global Select Market, and NASDAQ Capital Market, are valued at the NASDAQ Official Closing Price. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities, including securities sold short, which are listed on an exchange but which are not traded on the valuation date are generally valued at the mean between the bid and the asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price or, if unavailable, at prices provided by an independent pricing service. Securities sold short which are not listed on an exchange but for which market quotations are readily available are generally valued at the average of the current bid and asked prices. Debt securities are valued at bid prices provided by an independent pricing service that may use a matrix pricing method or other analytical pricing model. Exchange-traded options are valued at the last reported sale price priced on the primary exchange on which the option is traded. If no sales are reported on a particular day, the mean between the highest bid and lowest asked quotations at the close of the exchanges is used. Non-exchange-traded options are valued at the mean between the last bid and asked quotations. For options where market quotations are not readily available, fair value shall be determined. Shares of open-end investment companies (other than shares of an exchange-traded fund traded on domestic securities exchanges or on NASDAQ) are valued at one of the following prices (as determined by the Adviser): (a) the net asset value announced by such open-end investment company following the close of business on the day a Fund’s net asset value is to be calculated; (b) the net asset value announced by such open-end investment company following the close of business on the business day immediately preceding the day a Fund’s net asset value is to be calculated; or (c) a value determined by the Adviser by adding to, or subtracting from, the net asset value announced by such open-end investment company following the close of business on the business day immediately preceding the day a Fund’s net asset value is to be calculated, an amount equal to the Adviser’s estimate of the effect of changes in the market prices for the types of securities held by such investment company. Other assets, including securities for which no quotations are readily available, are valued at fair value as determined in good faith by the Board of Directors (“Directors”) pursuant to the Funds’ “Pricing and Valuation  Guidelines.”

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The Leuthold Funds

The Funds may invest in foreign securities. (Foreign securities may be priced at the closing price reported on the foreign exchange on which they are principally traded.) Trading in foreign securities may be completed at times that vary from the closing of the New York Stock Exchange (“NYSE”). The Board has approved the use of their independent pricing provider’s proprietary fair value pricing model to assist in determining current valuation for foreign securities traded in markets that close prior to the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If these events materially affect the value of portfolio securities, then these securities may be valued as determined in good faith by the Funds’ Board. Some of the factors which may be considered by the Board and the Funds’ Fair Value Pricing Committee in determining fair value are fundamental analytical data relating to the investment, the nature and duration of any restrictions on disposition, trading in similar securities of the same issuer or comparable companies, information from broker-dealers, and an evaluation of the forces that influence the market in which the securities are purchased and sold. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

Physical metals are valued at prices provided by an independent pricing service. The Leuthold Core Investment Fund, the Leuthold Global Fund, and the Leuthold Global Industries Fund may invest in metals such as aluminum, copper, zinc, lead, nickel, tin, silver, palladium and other industrial and precious metals. Metals not traded on an exchange are valued at the mean between the closing bid and asked prices as obtained from a reputable pricing source. As of September 30, 2016, none of the Funds held physical metals.

b)
Fair Valuation Measurements – The Funds have adopted fair valuation accounting standards, which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the following three levels:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

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The Leuthold Funds

The following is a summary of the inputs used to value the Funds’ investments and securities sold short as of September 30, 2016:

Leuthold Core Investment Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$24,888,978	$—	$—	$24,888,978
Air Freight & Logistics	—	301,561	—	301,561
Airlines	32,580,880	756,134	—	33,337,014
Auto Components	24,830,641	1,210,983	—	26,041,624
Automobiles	1,125,956	1,170,766	—	2,296,722
Banks	8,837,973	3,282,286	—	12,120,259
Biotechnology	19,889,282	—	—	19,889,282
Building Products	29,289,838	359,197	—	29,649,035
Capital Markets	22,410,824	—	—	22,410,824
Chemicals	3,893,603	2,203,548	6,482	6,103,633
Communications Equipment	3,123,119	—	—	3,123,119
Containers & Packaging	2,269,821	—	—	2,269,821
Distributors	4,132,513	—	—	4,132,513
Diversified Consumer Services	172,726	—	—	172,726
Diversified Financial Services	—	350,674	—	350,674
Diversified Telecommunication Services	781,326	588,744	—	1,370,070
Electric Utilities	868,349	—	—	868,349
Electronic Equipment, Instruments & Components	46,017,159	1,278,818	—	47,295,977
Food & Staples Retailing	3,251,841	465,051	—	3,716,892
Food Products	1,340,100	2,355,350	—	3,695,450
Gas Utilities	32,917	64,716	—	97,633
Health Care Equipment & Supplies	370,826	839,767	—	1,210,593
Health Care Providers & Services	40,311,785	441,863	—	40,753,648
Household Durables	11,452,862	571,452	—	12,024,314
Independent Power and Renewable Electricity Producers	—	343,149	—	343,149
Industrial Conglomerates	540,534	796,293	—	1,336,827
Insurance	—	2,637,634	—	2,637,634
Internet Software & Services	768,564	1,320,597	—	2,089,161
IT Services	60,156,046	1,117,483	—	61,273,529
Life Sciences Tools & Services	4,294,931	—	—	4,294,931
Machinery	2,261,681	—	—	2,261,681
Media	24,919,219	—	—	24,919,219
Multiline Retail	12,970,452	—	—	12,970,452
Oil, Gas & Consumable Fuels	562,255	1,965,499	—	2,527,754
Paper & Forest Products	—	707,618	—	707,618
Personal Products	—	1,135,263	—	1,135,263
Pharmaceuticals	—	736,557	—	736,557
Real Estate Investment Trusts (REIT’s)	—	248,873	—	248,873
Real Estate Management & Development	196,210	3,157,134	—	3,353,344
Road & Rail	261,821	—	—	261,821
Semiconductors & Semiconductor Equipment	40,435,877	2,589,663	—	43,025,540
Software	18,284,853	—	—	18,284,853
Specialty Retail	35,690,508	—	—	35,690,508
Technology Hardware, Storage & Peripherals	3,201,075	1,569,407	—	4,770,482
Textiles, Apparel & Luxury Goods	—	194,012	—	194,012
Trading Companies & Distributors	23,398,055	—	—	23,398,055
Transportation Infrastructure	413,147	—	—	413,147
Water Utilities	13,630,933	—	—	13,630,933
Wireless Telecommunication Services	663,124	—	—	663,124
Total Common Stocks	$524,522,604	$34,760,092	$6,482	$559,289,178

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The Leuthold Funds

Leuthold Core Investment Fund (continued)
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Preferred Stocks	$8,190,619	$—	$—	$8,190,619
Exchange-Traded Funds	92,764,874	—	—	92,764,874
Corporate Bonds	—	33,092,750	—	33,092,750
Municipal Bonds	—	2,574,907	—	2,574,907
United States Treasury Obligations	—	35,543,874	—	35,543,874
Foreign Government Bonds	—	26,509,748	—	26,509,748
Money Market Funds	145,921,986	—	—	145,921,986
Total Investments in Securities	$771,400,083	$132,481,371	$6,482	$903,887,936

The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur. The following is a summary of transfers for the year ended September 30, 2016:

	Level 1	Level 2	Level 3
Transfers into:	$1,635,839	$442,774	$—
Transfers out of:	(442,774)	(1,635,839)	—
Net Transfers into and/or out of:	$1,193,065	$(1,193,065)	$—

The transfers were due to the adjustment of fair value of certain securities due to developments that occurred between the time of the close of the foreign markets on which they trade and the close of regular session trading on the NYSE.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Leuthold Core Investment Fund	Investment in Securities at Fair Value
Balance as of September 30, 2015	$86,312
Net realized gain (loss)	(146,289)
Change in net unrealized appreciation (depreciation)	89,131
Purchases	—
Sales	(22,672)
Transfer into and/or out of Level 3	—
Balance as of September 30, 2016	$6,482 (1)
Change in net unrealized appreciation (depreciation) during the period for Level 3 investments held at September 30, 2016:	$(5)

(1)
The security (China Lumena New Materials Corp.) is classified as a Level 3 security due to a halt in trading of the security on March 25, 2014. The security is valued at fair value as determined in good faith by the Directors. The Adviser submits a report to the Directors setting forth the factors considered in determining the price. The significant unobservable input used in the fair valuation of this security is a discount of 95% from the last traded price of HKD 1.25. Significant changes in the discount rate may result in a change in fair value measurement. For the duration of the period, the discount was 95%.

82	The Leuthold Funds - 2016 Annual Report

The Leuthold Funds

Leuthold Global Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks
Airlines	$2,627,255	$—	$—	$2,627,255
Auto Components	4,768,551	4,553,082	—	9,321,633
Automobiles	2,567,354	2,788,878	—	5,356,232
Banks	1,199,808	3,722,906	—	4,922,714
Building Products	4,368,272	1,673,350	—	6,041,622
Capital Markets	3,418,821	1,584,825	—	5,003,646
Chemicals	1,541,977	4,945,657	—	6,487,634
Construction & Engineering	1,417,565	763,307	—	2,180,872
Construction Materials	1,362,578	4,101,728	—	5,464,306
Distributors	—	555,396	—	555,396
Diversified Financial Services	1,697,667	3,262,602	—	4,960,269
Diversified Telecommunication Services	2,219,047	2,120,847	—	4,339,894
Electric Utilities	3,055,414	761,244	—	3,816,658
Electronic Equipment, Instruments & Components	4,277,012	2,174,065	—	6,451,077
Household Durables	615,613	1,576,081	—	2,191,694
Independent Power & Renewable Electricity Producers	—	386,086	—	386,086
Insurance	856,655	—	—	856,655
Internet Software & Services	5,181,483	—	—	5,181,483
IT Services	2,161,080	—	—	2,161,080
Media	2,458,687	3,421,947	—	5,880,634
Metals & Mining	2,497,589	3,559,404	—	6,056,993
Paper & Forest Products	—	—	48,038	48,038
Real Estate Management & Development	569,064	4,908,415	—	5,477,479
Road & Rail	4,918,420	2,620,968	—	7,539,388
Trading Companies & Distributors	4,226,989	1,442,438	—	5,669,427
Wireless Telecommunication Services	1,911,879	4,738,987	—	6,650,866
Total Common Stocks	59,918,780	55,662,213	48,038	115,629,031
Preferred Stocks	548,137	—	—	548,137
Exchange-Traded Funds	21,394,559	—	—	21,394,559
Corporate Bonds	—	11,343,945	—	11,343,945
Municipal Bonds	—	1,003,978	—	1,003,978
United States Treasury Obligations	—	7,533,227	—	7,533,227
Foreign Government Bonds	—	7,620,232	—	7,620,232
Money Market Funds	17,083,368	—	—	17,083,368
Total Investments in Securities	$98,944,844	$83,163,595	$48,038	$182,156,477

The Fund did not have any transfers into or out of Level 1, Level 2, or Level 3 during the period. The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.

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The Leuthold Funds

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Leuthold Global Fund	Investment in Securities at Fair Value
Balance as of September 30, 2015	$48,077
Realized gain (loss)	—
Change in net unrealized appreciation (depreciation)	(39	)*
Purchases	—
Sales	—
Transfers into and/or out of Level 3	—
Balance as of September 30, 2016	$48,038	(1)
Change in net unrealized appreciation (depreciation) during the period ended for Level 3 investments held at September 30, 2016:	$(39)

*	Unrealized appreciation is due to a change in foreign currency exchange rate.

(1)
The security (China Forestry Holdings Co., Ltd.) is classified as a Level 3 security due to a halt in trading of the security on January 26, 2011. The security is valued at fair value as determined in good faith by the Directors. The Adviser submits a report to the Directors setting forth the factors considered in determining the price. The significant unobservable input used in the fair valuation of this security is a discount of 95% from the last traded price of HKD 2.95. Significant changes in the discount rate may result in a change in fair value measurement. For the duration of the period, the discount was 95%.

Leuthold Select Industries Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$12,415,538	$—	$—	$12,415,538
Preferred Stocks	192,061	—	—	192,061
Money Market Funds	47,202	—	—	47,202
Total Investments in Securities	$12,654,801	$—	$—	$12,654,801

The Fund did not invest in any Level 3 securities or have any transfers into or out of Level 1 or Level 2 during the period. The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.

84	The Leuthold Funds - 2016 Annual Report

The Leuthold Funds

Leuthold Global Industries Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks
Airlines	$258,679	$—	$—	$258,679
Auto Components	466,100	457,584	—	923,684
Automobiles	251,912	286,469	—	538,381
Banks	124,815	386,377	—	511,192
Building Products	428,503	171,043	—	599,546
Capital Markets	337,120	155,321	—	492,441
Chemicals	151,721	515,165	—	666,886
Construction & Engineering	139,251	75,498	—	214,749
Construction Materials	138,954	414,072	—	553,026
Distributors	—	54,857	—	54,857
Diversified Financial Services	169,463	318,570	—	488,033
Diversified Telecommunication Services	216,339	219,408	—	435,747
Electric Utilities	316,747	77,678	—	394,425
Electronic Equipment, Instruments & Components	436,614	219,225	—	655,839
Household Durables	60,933	157,977	—	218,910
Independent Power & Renewable Electricity Producers	—	36,727	—	36,727
Insurance	84,395	—	—	84,395
Internet Software & Services	515,810	—	—	515,810
IT Services	212,859	—	—	212,859
Media	241,699	342,510	—	584,209
Metals & Mining	247,132	359,678	—	606,810
Paper & Forest Products	—	—	2,243	2,243
Real Estate Management & Development	58,260	492,858	—	551,118
Road & Rail	484,541	274,681	—	759,222
Trading Companies & Distributors	412,317	145,642	—	557,959
Wireless Telecommunication Services	186,232	475,311	—	661,543
Total Common Stocks	5,940,396	5,636,651	2,243	11,579,290
Preferred Stocks	53,328	—	—	53,328
Money Market Funds	34,537	—	—	34,537
Total Investments in Securities	$6,028,261	$5,636,651	$2,243	$11,667,155

The Fund did not have any transfers into or out of Level 1 or Level 2 during the period. The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.

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The Leuthold Funds

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Leuthold Global Industries Fund	Investment in Securities at Fair Value
Balance as of September 30, 2015	$2,245
Realized gain (loss)	—
Change in net unrealized appreciation (depreciation)	(2	)*
Purchases	—
Sales	—
Transfers into and/or out of Level 3	—
Balance as of September 30, 2016	$2,243	(1)
Change in net unrealized appreciation (depreciation) during the period ended for Level 3 investments held at September 30, 2016:	$(2)

*	Unrealized appreciation is due to a change in foreign currency exchange rate.

(1)
The security (China Forestry Holdings Co., Ltd.) is classified as a Level 3 security due to a halt in trading of the security on January 26, 2011. The security is valued at fair value as determined in good faith by the Directors. The Adviser submits a report to the Directors setting forth the factors considered in determining the price. The significant unobservable input used in the fair valuation of this security is a discount of 95% from the last traded price of HKD 2.95. Significant changes in the discount rate may result in a change in fair value measurement. For the duration of the period, the discount was 95%.

Grizzly Short Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Money Market Funds	$147,779,418	$—	$—	$147,779,418
Total Investments in Securities	$147,779,418	$—	$—	$147,779,418

Securities Sold Short at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$171,144,091	$—	$—	$171,144,091
Exchange-Traded Funds	1,967,897	—	—	1,967,897
Total Securities Sold Short	$173,111,988	$—	$—	$173,111,988

The Fund did not invest in any Level 3 securities or have any transfers into or out of Level 1 or Level 2 during the period. The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.

For further information regarding security characteristics, see the Schedules of Investments and Securities Sold Short.

c)
Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as “regulated investment companies” and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Funds also designate as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

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The Leuthold Funds

The tax character of distributions paid during the fiscal years ended September 30, 2016 and 2015 was as follows:

Year Ended September 30, 2016
	Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Leuthold Global Industries Fund	Grizzly Short Fund
Distributions paid from:
Ordinary Income	$—	$—	$5,500	$100,430	$—
Long Term Capital Gain*	33,817,733	11,271,230	168,405	637,904	—
Return of Capital	—	—	14,196	—	—
Total Distribution Paid	$33,817,733	$11,271,230	$188,101	$738,334	$—

Year Ended September 30, 2015
	Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Leuthold Global Industries Fund	Grizzly Short Fund
Distributions paid from:
Ordinary Income	$15,386,590	$6,958,022	$—	$119,919	$—
Long Term Capital Gain*	34,978,255	28,877,645	—	380,557	—
Total Distribution Paid	$50,364,845	$35,835,667	$—	$500,476	$—

*
The Funds designate these distributions as long-term capital gain dividends per IRC Sec. 852(b)(3)(C) in the 20-percent group (which may be taxed at a 20-percent rate, a 15-percent rate or 0-percent rate, depending on the shareholder’s taxable income).

At September 30, 2016, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Leuthold Global Industries Fund	Grizzly Short Fund
Undistributed Ordinary Income	$—	$—	$—	$48,660	$—
Undistributed long-term gains	3,823,425	10,678,383	—	232,111	—
Distributable earnings	3,823,425	10,678,383	—	280,771	—
Capital loss carryover and late-year losses	(11,495,627)	(249,550)	(660,119)	—	(207,607,353)
Other accumulated losses	—	—	—	—	(5,308,879)
Unrealized appreciation	97,274,825	9,283,280	2,367,342	859,628	—
Total accumulated earnings (deficit)	$89,602,623	$19,712,113	$1,707,223	$1,140,399	$(212,916,232)

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. These differences are primarily due to partnership adjustments and securites sold short.

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The Leuthold Funds

Additionally, U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2016, the following table shows the reclassifications made:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid In Capital
Leuthold Core Investment Fund	$2,924,649	$337,388	$(3,262,037)
Leuthold Global Fund	1,393,777	430,492	(1,824,269)
Leuthold Select Industries Fund	15,190	167,411	(182,601)
Leuthold Global Industries Fund	857	(683)	(174)
Grizzly Short Fund	4,080,492	(306,165)	(3,774,327)

Under current law, the Funds may carry forward net capital losses indefinitely to use to offset capital gains realized in future years. Previous law limited the carry forward of capital losses to the eight tax years following the year the capital loss was realized. If a Fund has capital losses that are subject to current law and also has capital losses subject to prior law, the losses realized under current law will be utilized to offset capital gains before any of the losses governed by prior law can be used. As a result of these ordering rules, capital losses realized under previous law may be more likely to expire unused. Capital losses realized under current law will carry forward retaining their classification as long-term or short-term losses, whereas under prior law all capital losses were carried forward as short-term capital losses.

	Leuthold Core Investment Fund		Leuthold Global Fund	Leuthold Select Industries Fund		Leuthold Global Industries Fund	Grizzly Short Fund
Expires 09/30/17	$(11,030,637	)*	$—	$(215,629	)*	$—	$—
Expires 09/30/18	—		—	(230,462)		—	(18,663,090)
Expires 09/30/19	—		—	—		—	(25,380,935)
Unlimited Short-Term	—		—	—		—	(113,208,027)

*	Capital loss carry forward subject to annual limitations.

The Leuthold Core Investment Fund, Leuthold Global Fund, Leuthold Select Industries Fund, and Grizzly Short Fund intend to defer and treat $464,990, $249,550, $214,028, and $50,355,301, respectively, of qualified late-year losses incurred during the fiscal year ended September 30, 2016 as arising on the first day of the fiscal year ending September 30, 2017.

As of September 30, 2016, the Funds had no tax positions that did not meet the “more likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended September 30, 2016, the Funds did not incur any interest or penalties.

d)
Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually.

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e)
Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f)
Basis for Consolidation for the Leuthold Core Investment Fund and Leuthold Global Fund –The Leuthold Core Investment Fund and Leuthold Global Fund may invest up to 25% of their total assets in their subsidiaries, Leuthold Core, Ltd. and Leuthold Global, Ltd. (the “Subsidiaries”), respectively. The Subsidiaries, which are organized under the laws of the Cayman Islands, are wholly owned and controlled by the Leuthold Core Investment Fund and Leuthold Global Fund, respectively, and are therefore consolidated in the respective Funds’ financial statements herein. All intercompany balances, revenues, and expenses have been eliminated in consolidation. The Subsidiaries act as investment vehicles in order to enter into certain investments for the Leuthold Core Investment Fund and Leuthold Global Fund consistent with the investment objectives and policies specified in the Prospectus and Statement of Additional Information. For the year ended September 30, 2016, no assets were held in the Subsidiaries.

g)
Securities Sold Short – For financial statement purposes, an amount equal to the required amount of collateral to be segregated for securities sold short is included in the Statements of Assets and Liabilities as an asset. The amount of the securities sold short, shown as a liability, is subsequently marked-to-market to reflect the current value of the securities sold short. Subsequent fluctuations in the market prices of securities sold short may require purchasing the securities at prices which could differ from the amount reflected in the Statements of Assets and Liabilities. The Funds are liable for any dividends or interest payable on securities sold short. As collateral for their securities sold short, the Funds are required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents, or liquid securities. These segregated assets are valued consistent with Note 1a. The amount of segregated assets is required to be adjusted daily to reflect changes in the fair value of the securities sold short. The Grizzly Short Fund’s collateral at broker for securities sold short is with one major security dealer.

h)
Other – Investment and shareholder transactions are recorded on the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. The Funds utilize an identified lot approach to transactions. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds, and interest income is recognized on an accrual basis. Discounts and premiums on bonds are amortized using the yield to maturity method over the life of the respective bond. For financial reporting purposes, the Funds isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for realized gains and losses.

i)
Expenses – Expenses that directly relate to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds, such as Directors’ fees and expenses, insurance expense, and legal fees are allocated between the Funds based on the relative net asset value of the individual Funds.

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j)
Counterparty risk – Counterparty risk may arise as the result of the failure of a counterparty to a securities contract to comply with the terms of the contract. Potential counterparty risk is measured by the creditworthiness of the counterparty and additional risk may arise from unanticipated events affecting the value of the underlying security.

k)
Subsequent Events – The Funds have evaluated subsequent events through the date of issuance of the Funds’ financial statements. This evaluation did not result in any subsequent events that necessitated recognition or disclosure.

2.	INVESTMENT TRANSACTIONS
Purchases and sales of investment securities, other than short-term investments and securities sold short, for the year ended September 30, 2016 are summarized below:

	Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Leuthold Global Industries Fund
Purchases	$866,438,635	$199,228,178	$15,710,386	$16,487,065
Sales	749,549,003	270,731,129	15,659,125	24,344,159

There were no purchases or sales of investment securities in the Grizzly Short Fund because this Fund invests only in securities sold short.

At September 30, 2016, gross unrealized appreciation and depreciation of investments and cost of investments (excluding securities sold short) for tax purposes were as follows:

	Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Leuthold Global Industries Fund	Grizzly Short Fund
Tax cost of investments	$806,619,028	$172,830,843	$10,287,459	$10,804,738	$147,779,418
Gross unrealized appreciation	110,996,400	14,049,291	2,629,109	1,251,857	8,949,960
Gross unrealized depreciation	(13,721,575)	(4,766,011)	(261,767)	(389,889)	(8,949,960)
Net unrealized appreciation	$97,274,825	$9,283,280	$2,367,342	$861,968	$—

The differences between book and tax basis of unrealized appreciation (depreciation) are primarily attributable to the tax deferral of losses on wash sales.

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The Leuthold Core Investment Fund owned 5% or more of the voting securities of the following companies during the year ended September 30, 2016. As a result, these companies are deemed to be affiliates of the Leuthold Core Investment Fund as defined by the 1940 Act. Transactions during the period in these securities of affiliated companies were as follows:

Leuthold Core Investment Fund
	Share Activity

Security Name	Balance 09/30/15	Purchases	Sales	Balance 09/30/16	Fair Value at 09/30/16
Currency Shares Japanese Yen Trust*	117,346	109,409	176,856	49,899	$ 4,750,884

*	The issuer was not an affiliate as of September 30, 2016 due to sales during the period.

3.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Each of the Funds has entered into an Investment Advisory Agreement (“advisory agreement”) with the Adviser. Pursuant to its advisory agreement with the Funds, the Adviser is entitled to receive a fee, calculated daily as applied to each Fund’s average daily net assets and payable monthly, at annual rates of:

Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Leuthold Global Industries Fund	Grizzly Short Fund
0.90%	1.10%	1.00%	1.00%	1.25%

The Adviser has agreed to waive its advisory fee and/or reimburse the Funds’ other expenses, to the extent necessary to ensure that the Funds’ total operating expenses (exclusive of interest, taxes, brokerage commissions, dividends and interest on securities sold short, and extraordinary items) do not exceed the following rates, based on each Fund’s average daily net assets:

Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Leuthold Global Industries Fund Retail Class	Leuthold Global Industries Fund Institutional Class	Grizzly Short Fund
1.25%	1.85%	1.50%	1.50%	1.25%	2.50%

Any waiver or reimbursement is subject to later adjustments to allow the Adviser to recoup amounts previously waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund’s expense limitation, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three fiscal years from the date such amount was waived or reimbursed.

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Amounts subject to future recoupment as of September 30, 2016 are as follows:

Leuthold Select Industries Fund		Leuthold Global Industries Fund
Year of Expiration	Recoverable Amount	Year of Expiration	Recoverable Amount
9/30/2017	$13,531	9/30/2017	$89,378
9/30/2018	31,187	9/30/2018	128,120
9/30/2019	29,664	9/30/2019	127,058

U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator, and accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds.

4.	DISTRIBUTION PLAN

The Leuthold Global Fund – Retail Class and Leuthold Global Industries Fund – Retail Class have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whereby Rafferty Capital Markets, LLC serves as distributor. This plan allows each Fund to use up to 0.25% of its average daily net assets to pay sales, distribution, and other fees for the sale of its shares and for services provided to investors. Each Fund may pay all or a portion of this fee to any securities dealer, financial institution, or any other person who renders personal service to the Funds’ shareholders, assists in the maintenance of the Funds’ shareholder accounts, or who renders assistance in distributing or promoting the sale of shares of the Fund pursuant to a written agreement approved by the Board. To the extent such fee is not paid to such persons, each of the Funds may use the fee for its expenses of distribution of its shares, including, but not limited to, payment by the Fund of the cost of preparing, printing, and distributing Prospectuses and Statements of Additional Information to prospective investors and of implementing and operating the plan.

5.	INDEMNIFICATIONS

The Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

6.	ILLIQUID SECURITIES

Each Fund may invest up to 15% of its net assets in securities for which there is no readily available market (“illiquid securities”). The 15% limitation includes securities whose disposition would be subject to legal restrictions (“restricted securities”). Illiquid and restricted securities often have a market value lower than the market price of unrestricted securities of the same issuer and are not readily marketable without some time delay. This could result in a Fund being unable to realize a favorable price upon disposition of such securities and in some cases might make disposition of such securities at the time desired by the Fund impossible.

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7.	LENDING PORTFOLIO SECURITIES

The Funds may lend portfolio securities constituting up to 30% of total assets to unaffiliated broker-dealers, banks, or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash, U.S. government securities, or equivalent collateral or provides an irrevocable letter of creditworthiness of the Fund equal in value to at least 100% of the value of the securities loaned.  The Funds did not lend any portfolio securities during the reporting period, and will not enter into any securities lending arrangements in the future without the prior approval of the Board.

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REPORT  OF  INDEPENDENT  REGISTERED  PUBLIC  ACCOUNTING FIRM

To the Shareholders and Board of Directors
Leuthold Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of  investments and securities sold short (as applicable), of Leuthold Funds, Inc., comprising Leuthold Core Investment Fund (consolidated), Leuthold Global Fund (consolidated), Leuthold Select Industries Fund, Leuthold Global Industries Fund, and  Grizzly Short Fund (collectively, the Funds), as of September 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting Leuthold Funds, Inc. at September 30, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
November 23, 2016

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ADDITIONAL INFORMATION (Unaudited)

SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS (Unaudited)

The percentage of dividend income distributed for the year ended September 30, 2016, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is as follows: Leuthold Select Industries Fund 100.00% and Leuthold Global Industries Fund 100.00%.

The percentage of dividend income distributed for the year ended September 30, 2016, designated as qualified dividends received deduction available to corporate shareholders, is as follows: Leuthold Select Industries Fund 100% and Leuthold Global Industries Fund 65.30%.

The Leuthold Select Industries Fund and Leuthold Global Industries Fund designated 0.11% and 0.04%, respectively, of their ordinary distributions paid as qualified interest related dividends under the Internal Revenue Code Section 871(k)(1)(C) for the year ended September 30, 2016.

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ADDITIONAL DISCLOSURE REGARDING FUND DIRECTORS AND OFFICERS (UNAUDITED)

Independent Directors

				# of
				Portfolios in	Other
	Position(s)	Term of Office		Fund Complex	Directorships
Name, Year of Birth,	Held with	and Length of	Principal Occupation(s)	Overseen By	Held by
and Address	the Company	Time Served	During Past Five Years	Director	Director

Lawrence L. Horsch (1934) c/o Leuthold Weeden Capital Management 33 South Sixth Street Suite 4600 Minneapolis, MN 55402	Chairman and Director	Indefinite, Director since 1995	Chairman, Eagle Management & Financial Corp., a management consulting firm	5	None

Paul M. Kelnberger (1943) c/o Leuthold Weeden Capital Management 33 South Sixth Street Suite 4600 Minneapolis, MN 55402	Director and Chair of Audit Committee	Indefinite, Director since 1995	Retired Partner of Johnson, West & Co., PLC (currently Boeckermann, Grafstrom & Mayer, LLC) Certified Public Accountants	5	None

Addison L. Piper (1946) c/o Leuthold Weeden Capital Management 33 South Sixth Street Suite 4600 Minneapolis, MN 55402	Director and Chair of Nominating Committee	Indefinite, Director since 2009	Retired Chairman and Chief Executive Officer of Piper Jaffray Companies.	5	Piper Jaffray Companies

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ADDITIONAL DISCLOSURE REGARDING FUND DIRECTORS AND OFFICERS (UNAUDITED)

Interested Directors (and Officers)

# of
				Portfolios in	Other
	Position(s)	Term of Office		Fund Complex	Directorships
Name, Year of Birth,	Held with	and Length of	Principal Occupation	Overseen By	Held by
and Address	the Company	Time Served	During Past Five Years	Director	Director

John C. Mueller (1968) 33 South Sixth Street Suite 4600 Minneapolis, MN 55402	Director President	Indefinite, Director since 2009 One year term, President since 2011	Co-Chief Executive Officer of The Leuthold Group since 2005. Involved in Sales and Marketing for The Leuthold Group since 2001.	5	None

Holly J. Weiss (1968) 33 South Sixth Street Suite 4600 Minneapolis, MN 55402	Secretary and Treasurer	One Year Term, Secretary and Treasurer since 2009
Chief Financial Officer of the Adviser since 2011 and Controller of the Adviser from 2008 to 2011. Prior to joining the Adviser, she was Controller of Churchill Capital Mezzanine Finance from 2001-2008.
				N/A	N/A

Roger A. Peters (1960) 33 South Sixth Street Suite 4600 Minneapolis, MN 55402	Vice President and Chief Compliance Officer and Anti-Money Laundering Officer	One Year Term, Chief Compliance Officer since 2006 and Vice President since 2007 and Anti-Money Laundering Officer since 2011	Chief Compliance Officer of the Adviser since 2005.	N/A	N/A

Glenn R. Larson (1965) 33 South Sixth Street Suite 4600 Minneapolis, MN 55402	Assistant Secretary	One Year Term, Assistant Secretary since 2006	Compliance Officer of the Adviser since 2005.	N/A	N/A

The Statement of Additional Information includes additional information about the Funds’  Directors and is available free of charge upon request by calling the Funds toll free at (800) 273-6886.

Information regarding the method the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (800) 273-6886 or by accessing the Funds’  website at www.leutholdfunds.com. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge upon request by calling toll-free at (800) 273-6886 or on the SEC’s website at www.sec.gov.

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Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Paul Kelnberger is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  No “other services” were provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2016	FYE 9/30/2015
Audit Fees	$196,300	$189,300
Audit-Related Fees	$0	$0
Tax Fees	$14,100	$13,690
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2016	FYE 9/30/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2016	FYE 9/30/2015
Registrant	$14,100	$13,690
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filing, filed December 8, 2008.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Leuthold Funds, Inc.

By (Signature and Title)*  /s/ John Mueller
John Mueller, President

Date  December 5, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ John Mueller
John Mueller, President

Date  December 5, 2016

By (Signature and Title)*  /s/ Holly Weiss
Holly Weiss, Treasurer

Date  December 5, 2016

* Print the name and title of each signing officer under his or her signature.